 PROSPECTUS
May 1, 1999
T. Rowe Price Balanced Fund

 A fund seeking capital growth and current income from stocks and bonds.
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
T. ROWE PRICE RAM LOGO

T. Rowe Price Balanced Fund, Inc.
Prospectus

May 1, 1999

1             ABOUT THE FUND
              Fund, Market, and Risk Characteristics      1
              ---------------------------------------------
              Other Information About the Fund            4
              ---------------------------------------------

2             ABOUT YOUR ACCOUNT
              Pricing Shares and Receiving                7
              Sale Proceeds
              ---------------------------------------------
              Distributions and Taxes                     8
              ---------------------------------------------
              Transaction Procedures and                 10
              Special Requirements
              ---------------------------------------------

3             MORE ABOUT THE FUND
              Organization and Management                13
              ---------------------------------------------
              Understanding Performance Information      15
              ---------------------------------------------
              Investment Policies and Practices          15
              ---------------------------------------------
              Financial Highlights                       24
              ---------------------------------------------

4             INVESTING WITH T. ROWE PRICE
              Account Requirements                       25
              and Transaction Information
              ---------------------------------------------
              Opening a New Account                      25
              ---------------------------------------------
              Purchasing Additional Shares               27
              ---------------------------------------------
              Exchanging and Redeeming                   27
              ---------------------------------------------
              Rights Reserved by the Fund                29
              ---------------------------------------------
              Information About Your Services            30
              ---------------------------------------------
              T. Rowe Price Brokerage                    32
              ---------------------------------------------
              Investment Information                     33
              ---------------------------------------------


 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $147.8 billion for more than seven million individual and institutional investor accounts as of December 31, 1998.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUND
                                        1
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------

   To help you decide whether this fund is appropriate for you, this section reviews its investment objective, strategy, and risks.


 What is the fund's objective?

   The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed income securities.


 What is the fund's principal investment strategy?


   The fund normally invests approximately 60% of total assets in common stocks and 40% in fixed income securities. We will invest at least 25% of total assets in senior fixed income securities.

   When deciding upon allocations within these prescribed limits, the manager may favor fixed income securities if the economy is expected to slow sufficiently to hurt corporate profit growth. The opposite may be true when strong economic growth is expected. And when selecting particular stocks to purchase, the manager will examine relative values and prospects among growth- and value-oriented stocks, domestic and international stocks, and small-cap and large-cap stocks. This process draws heavily upon T. Rowe Price's proprietary stock research expertise. While the fund maintains a well-diversified portfolio, the manager may at a particular time shade stock selection toward markets or market sectors that appear to offer attractive value and appreciation potential. Much the same security selection process applies to bonds. For example, when deciding on whether to adjust allocations to high-yield (junk) bonds, the manager will weigh such factors as the outlook for the economy and corporate earnings and the yield advantage lower-rated bonds offer over investment-grade bonds.

   We may also invest in other securities, including futures and options, in keeping with the fund's objective.


   Securities may be sold for a variety of reasons, such as to effect a change in asset allocation, secure a gain, limit a loss, or redeploy assets into more promising opportunities.

  . For details about the fund's investment program, please see the Investment
   Policies and Practices section.


 What are the main risks of investing in the fund?

   The risks vary depending on the fund's mix of stocks, bonds, and money market securities. The greater the percent of stocks, the greater the risk.

T. ROWE PRICE

  . Risks of stock investing Stock prices can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

  . Risks of bond investing Bonds are debt securities, meaning the issuer has a contractual obligation to pay interest at a fixed rate on specified dates and to repay the principal (face value) upon maturity. Bonds in the fund have two main sources of risk. Interest rate risk, the most important risk, is the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically suffer greater declines than those with shorter maturities. Credit risk is the chance that any fund holding could have its credit downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund's income level and share price.

   While the fund expects to invest primarily in investment-grade bonds, it may also hold high-yield (junk) bonds, including those with the lowest rating. Investment-grade bonds are those rated from the highest (AAA) to medium (BBB) quality, and high-yield bonds are rated BB and lower. The latter are speculative since their issuers are more vulnerable to financial setbacks and recession than more creditworthy companies, but BBB-rated bonds may have speculative elements as well. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads.


  . Risks of foreign securities To the extent the fund invests in foreign stocks and bonds, it is also subject to the special risks associated with such investments whether denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, less liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies. Currency risk affects the fund to the extent that it holds nondollar foreign bonds.

  . Derivatives risk To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

ABOUT THE FUND
   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell if the fund is appropriate for me?


   Consider your investment goals, your time horizon for achieving them, and your tolerance for the risk. Generally, the fund is intended for those seeking a middle-of-the-road approach that emphasizes stocks for their higher capital appreciation potential but retains a significant income component to temper principal volatility.

   If you are investing for principal safety and liquidity, you should consider a money market fund.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.


 How has the fund performed in the past?


   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next.The fund's past performance is no guarantee of its future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns accompanying the following chart. The returns are only for the years depicted in the chart.

 INSERT BAR
CHART HERE
  Calendar Year Total Returns
 -------------------------------
  1989              20.65%
  1990               7.21
  1991              21.98
  1992               7.71
  1993              13.35
  1994              -2.05
  1995              24.88
  1996              14.57
  1997              18.97
  1998              15.97
 -------------------------------


          Quarter ended              Total return

 Best quarter                         12/31/1998 12.22%

 Worst quarter                          9/30/1998 -6.51%

T. ROWE PRICE

 Table 1  Average Annual Total Returns
                                       Periods ended December 31, 1998

 ------------------------------------- 1 year     5 years    10 years/a/

  Balanced Fund                        15.97%      14.09%      14.05%
                                      ------------------------------------
  Merrill Lynch/Wilshire Capital
  Markets Index                        18.45       15.95       14.48
  Combined Index Portfolio             20.98       17.32       15.34
  (60% Stocks and 40% Bonds)/b/
 ------------------------------------------------------------------------------




 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 /a/
   Performance prior to September 1, 1992, reflects managers other than T. Rowe Price.

 /b/
   The securities indexes used as comparisons for the stock and bond portions of the fund are the S&P 500 and Lehman Aggregate Index, respectively.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2  Fees and Expenses of the Fund
                                        Annual fund operating expenses
                                 (expenses that are deducted from fund assets)
 ------------------------------------------------------------------------------

  Management fee                                     0.47%
  Other expenses                                     0.31%
  Total annual fund operating                        0.78%
  expenses
 ------------------------------------------------------------------------------


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

      1 year       3 years      5 years     10 years

        $80         $249         $433         $966
    ----------------------------------------------------




 OTHER INFORMATION ABOUT THE FUND
 ----------------------------------------------------------

 What are some of the fund's potential rewards?


   The fund offers a way to balance the potential capital appreciation of common stocks with the income and relative stability of bonds over the long term. It

ABOUT THE FUND
   should be less volatile than an all-stock fund. The fund's broad diversification means that you are not putting all your eggs in one basket. While there is no guarantee, spreading investments across several types of assets could reduce the fund's overall volatility. Since prices of stocks and bonds may respond differently to changes in economic conditions and interest rate levels, a rise in bond prices, for example, could help offset a fall in stock prices. Money market securities have a stabilizing influence, since their price fluctuations are very small. In addition, the steady income provided by bonds and money market securities contributes positively to total return, cushioning the impact of any price declines or enhancing price increases.


 How does the portfolio manager try to reduce risk?

   Consistent with the fund's objective, the portfolio manager uses various tools to try to reduce risk and increase total return, including:

  . Diversification of assets to reduce the impact of a single holding on the fund's net asset value.

  . Thorough research of stocks, bonds, and other securities by our analysts to find the most favorable investment opportunities.

  . Gradual shifts in stock, bond, and money market allocations to take advantage of market opportunities and changing economic conditions.

  . We regularly review the asset allocation and may make gradual changes, within allowed ranges, based on our outlook for the economy, interest rates, and financial markets. The fund will not attempt to time short-term market swings.


 Why include foreign securities?

   The fund may invest up to 25% of its total assets in foreign stocks and bonds, which offer advantages but also increase risk. The potential advantages are extra diversification and enhanced returns. Since foreign stock and bond markets may move independently from U.S. securities, they could reduce the fund's short-term price fluctuations while offering a way to participate in markets that may generate attractive returns. However, if U.S. and foreign markets move in the same direction, the positive or negative effect on the fund's share price could be magnified.

  . For a discussion of the effects of currency exchange rate fluctuations and other special risks of foreign investing, please see Investment Policies and Practices.


 How is a bond's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 3.

T. ROWE PRICE

 Table 3  How Interest Rates May Affect Bond Prices
                                                                     Price per $1,000 of bond face value if interest rates:
  Bond maturity                                     Coupon                         Increase                             Decrease
                                                                     1 point                     2 points              1 point     2
                                                                                                                                 poi
                                                                                                                                   <

  1 year                                            4.54%              $990                        $981                 $1,010   $1,
  5 years                                           4.54                957                         916                  1,045    1,
  10 years                                          4.66                924                         856                  1,083    1,
  30 years                                          5.10                863                         753                  1,172    1,
 -----------------------------------------------------------------------------------------------------------------------------------



 The table reflects yields on Treasury securities as of December 31, 1998. The table may not be as representative of price changes for other types of bonds, including mortgage-backed securities, because of prepayments. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 Is there other information I can review before making a decision?


   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the fund may purchase as well as types of investment management practices the fund may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced


   The share price (also called "net asset value" or NAV per share) for a fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from, and receiving payments in, your

T. ROWE PRICE
   financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by bank wire should be credited to your account the next business day.


  . Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.


   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends
  . The fund declares and pays dividends (if any) quarterly.

  . A portion of the fund's dividends may be eligible for the 70% deduction for dividends received by corporations.

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.

ABOUT YOUR ACCOUNT
 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.

  . The fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984 or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
  . The following summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state income taxes.

   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss will be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

T. ROWE PRICE
   Gains and losses from the sale of foreign currencies and the foreign currency gain or loss resulting from the sale of a foreign debt security can increase or decrease a fund's ordinary income dividend. Net foreign currency losses may cause a fund's dividend to be classified as a return of capital.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars

   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks. The fund does not accept purchases made by credit card check.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold

   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

ABOUT YOUR ACCOUNT
   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone or computer are genuine; they are not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that the funds and their agents may be liable for any losses that may result from acting on the instructions. A confirmation is sent promptly after a transaction. All telephone conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.


   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. To deter such activity, the fund has adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases or redemptions (see Information About Your Services).


  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party and hold them for less than 60 calendar days, you are in violation of our excessive trading policy.

T. ROWE PRICE
 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the fund's transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUND
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How is the fund organized?


   The fund was incorporated in Maryland in 1991 and is a "diversified, open-end investment company," or mutual fund. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives. On August 31, 1992, the fund acquired substantially all of the assets of Axe-Houghton Fund B pursuant to an Agreement and Plan of Reorganization. As a result of that transaction, the fund succeeded to the performance record of Axe-Houghton Fund B. The performance record of the fund prior to September 1, 1992, is the result of investment managers other than T. Rowe Price.

  . Shareholders benefit from T. Rowe Price's 62 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The fund is not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, does not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

T. ROWE PRICE
 Who runs the fund?

   General Oversight
   The fund is governed by a Board of Directors that meets regularly to review the fund's investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of the fund is that the majority of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price).

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price - specifically by the fund's portfolio managers.

   Portfolio Management

   The fund has an Investment Advisory Committee with the following members:
   Richard T. Whitney, Chairman, Stephen W. Boesel, Raymond A. Mills, Edmund M. Notzon, and Mark J. Vaselkiv. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Whitney has been chairman of the fund's committee since 1994. Mr. Whitney joined T. Rowe Price in 1985 and has been managing investments since 1986.

   The Management Fee
   This fee has two parts - an "individual fund fee," which reflects a fund's particular characteristics, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the Spectrum Funds, and any institutional, index, or private label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.


   Group Fee Schedule

                                                                        0.334%            First $50 billion/a/
                                                                       -----------------------------------------
                                                                        0.305%            Next $30 billion
                                                                       -----------------------------------------
                                                                        0.300%            Next $40 billion
                                                                       -----------------------------------------
                                                                        0.295%            Thereafter
    -----------------------------------------------------------------------------------------------------------------



   /a/     Represents a blended group fee rate containing various break points.



   The fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of over $89 billion at December 31, 1998, the group fee was 0.32%. The individual fund fee is 0.15%.

MORE ABOUT THE FUND
 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

   Advertisements for a fund may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, a fund could have a 10-year positive cumulative return despite experiencing three negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. The fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change the fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers follow certain "operating policies," which can be changed without shareholder approval. However, significant changes are

T. ROWE PRICE
   discussed with shareholders in fund reports. The fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The fund's holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, this fund is not permitted to invest more than 10% of total assets in hybrid instruments. While these restrictions provide a useful level of detail about the fund's investment program, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in hybrid instruments could have significantly more of an impact on the fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the fund's other investments.

   Changes in the fund's holdings, the fund's performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the fund achieve its objective.


 Types of Portfolio Securities

   In seeking to meet its investment objective, the fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe various types of portfolio securities and investment management practices of the fund.

   Fundamental policy The fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the voting securities of the issuer would be held by the fund.

   Common and Preferred Stocks
   Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the fund may purchase preferred

MORE ABOUT THE FUND
   stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

   Convertible Securities and Warrants
   The fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

   Foreign Securities
   The fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment's value (favorable changes can increase its value). These risks are heightened for investments in developing countries, and there is no limit on the amount of the fund's foreign investments that may be made in such countries.

   Operating policy The fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy The fund may invest up to 15% of its net assets in illiquid securities.

   Debt Securities
   A bond or money market instrument is usually an interest-bearing security- an IOU-issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal

T. ROWE PRICE
   (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates. Money market securities and bonds (such as zero coupon bonds) may also be issued in discounted form to reflect the rate of interest paid. In such a case, no coupon interest is paid, but the security's price is discounted so that the interest is realized when the security matures at face value.

   A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. Except for adjustable rate instruments, a money market security's interest rate, as reflected in the coupon rate or discount, is usually fixed for the life of the security. Its current yield (coupon or discount as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays current.

   Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral).

   Certain bonds have interest rates, adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the bonds' principal values. The maturity of those securities may be shortened under certain conditions.

   Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.

   In addition to conventional corporate bonds, some of the debt securities in which the fund may invest are described below. Unless otherwise indicated here or in the fund's overall program, there is no limit on the amount that may be committed to any of these securities.

   Asset-Backed Securities
   An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. Credit quality depends primarily on the quality of the underlying assets and the level of credit support, if any, provided by the issuer. The underlying assets (i.e., loans) are subject to prepayments which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, or the financial institution providing the credit support.

MORE ABOUT THE FUND
   Mortgage-Backed Securities
   The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.

   Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

   Additional mortgage-backed securities in which the fund may invest include:

  . Collateralized Mortgage Obligations (CMOs) CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create, in most cases, more definite maturities than is the case with the underlying mortgages. CMOs may pay fixed or variable rates of interest, and certain CMOs have priority over others with respect to the receipt of prepayments.

  . Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs), and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction

T. ROWE PRICE
   as interest rates. The fund can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments.

   A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. These securities are very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMOs may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMOs, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee the fund's investment in CMOs, IOs, or POs will be successful, and the fund's total return could be adversely affected as a result.

   Operating policy The fund may invest up to 20% of its total assets in mortgage-backed securities, including 10% in stripped mortgage securities.

   High-Yield, High-Risk Investing
   The total return and yield of lower-quality (high-yield, high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as those of common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments.

   Operating policy The fund may purchase any type of noninvestment-grade debt security (or junk bond) including those in default. The fund will not purchase this type of security if immediately after such purchase the fund would have more than 10% of its total assets invested in such securities. The fund's investments in convertible securities are not subject to this limit.

  . The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.

   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The

MORE ABOUT THE FUND
   value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset value of the fund.

  . Hybrids can have volatile prices and limited liquidity, and their use by the fund may not be successful.

   Operating policy The fund may invest up to 10% of its total assets in hybrid instruments.


 Types of Investment Management Practices

   Reserve Position
   The fund will hold a certain portion of its assets in money market reserves. The fund's reserve position is expected to consist primarily of shares of one or more T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held. For temporary, defensive purposes, the fund may invest without limitation in money market reserves. The effect of taking such a position is that the fund may not achieve its investment objective. The reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and can serve as a short-term defense during periods of unusual market volatility.

   Borrowing Money and Transferring Assets
   The fund can borrow money from banks and other Price funds as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

   Operating policy The fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of the fund's total assets. The fund may not purchase additional securities when borrowings exceed 5% of total assets.

T. ROWE PRICE
   Futures and Options

   Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the option), or the obligation (where the investor writes (sells) the option), to buy or sell an asset at a predetermined price in the future. The fund may buy and sell futures and options contracts for any number of reasons, including: to manage its exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting its overall exposure to certain markets; in an effort to enhance income; as a cash management tool; and to protect the value of portfolio securities. The fund may purchase, sell, or write call and put options on securities, financial indices, and foreign currencies.

   Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower the fund's total return, and the potential loss from the use of futures can exceed the fund's initial investment in such contracts.


   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not exceed 5% of the fund's net asset value. Options on securities: The total market value of securities against which the fund writes call or put options may not exceed 25% of its total assets. The fund will not commit more than 5% of its total assets to premiums when purchasing call or put options.

   Managing Foreign Currency Risk
   Investors in foreign securities may "hedge" their exposure to potentially unfavorable currency changes by purchasing a contract to exchange one currency for another on some future date at a specified exchange rate. In certain circumstances, a "proxy currency" may be substituted for the currency in which the investment is denominated, a strategy known as "proxy hedging." If the fund were to engage in foreign currency transactions, they would be used primarily to protect the fund's foreign securities from adverse currency movements relative to the dollar. Such transactions involve the risk that anticipated currency movements will not occur, and the fund's total return could be reduced.

   Lending of Portfolio Securities
   Like other mutual funds, the fund may lend securities to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, the fund could experience delays in recovering its securities and possibly capital losses.

MORE ABOUT THE FUND
   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.

   When-Issued Securities and Forward Commitment Contracts
   The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in that fund's net asset value than if the fund did not purchase them.

   Portfolio Turnover
   The fund will not generally trade in securities (either common stocks or bonds) for short-term profits, but, when circumstances warrant, securities may be purchased and sold without regard to the length of time held. A high turnover rate may increase transaction costs and result in higher capital gain distributions by the fund. The fund cannot accurately predict its annual portfolio turnover rate for either the equity or fixed income portion of its portfolio; however, the rates for the entire fund for the years ended December 31, 1998, 1997, and 1996, were 12.5%, 15.5%, and 22.3%, respectively.


 Year 2000 Processing Issue

   Many computer programs use two digits rather than four to identify the year. These programs, if not adapted, will not correctly handle the change from "99" to "00" on January 1, 2000, and will not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

   T. Rowe Price has implemented steps intended to assure that major computer systems and processes are capable of Year 2000 processing. We are working with third parties to assess the adequacy of their compliance efforts and are developing contingency plans intended to assure that third-party noncompliance will not materially affect T. Rowe Price's operations.

   Companies, organizations, governmental entities, and markets in which the T. Rowe Price funds invest will be affected by the Year 2000 issue, but at this time the funds cannot predict the degree of impact. For funds that invest in foreign markets, especially emerging markets, it is possible foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets. To the extent the effect of Year 2000 is negative, a fund's returns could be reduced.

T. ROWE PRICE
 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------
   Table 4, which provides information about the fund's financial history, is based on a single share outstanding throughout each fiscal year. The table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The financial statements in the annual report were audited by the fund's independent accountants, PricewaterhouseCoopers LLP.

 Table 4  Financial Highlights
                                          Year ended December 31
                           1994        1995       1996        1997         1998
 -----------------------------------------------------------------------------------------

  Net asset value,
  beginning of period    $  12.02    $  11.14   $  13.22   $    14.48   $    16.54
  Income From Investment Operations
  Net investment income      0.43        0.48       0.51         0.53         0.53
                         ------------------------------------------------------------
  Net gains or losses
  on securities (both
  realized and              (0.68)       2.24       1.38         2.18         2.07
  unrealized)
                         ------------------------------------------------------------
  Total from investment
  operations                (0.25)       2.72       1.89         2.71         2.60
  Less Distributions
  Dividends (from net       (0.43)      (0.47)     (0.50)       (0.53)       (0.52)
  investment income)
                         ------------------------------------------------------------
  Distributions (from       (0.20)      (0.17)     (0.13)       (0.12)       (0.03)
  capital gains)
                         ------------------------------------------------------------
  Returns of capital           --          --         --           --           --
                         ------------------------------------------------------------
  Total distributions       (0.63)      (0.64)     (0.63)       (0.65)       (0.55)
                         ------------------------------------------------------------
  Net asset value,       $  11.14    $  13.22   $  14.48   $    16.54   $    18.59
  end of period
                         ------------------------------------------------------------
  Total return              (2.05)%     24.88%     14.57%       18.97%       15.97%
  Ratios/Supplemental Data
  Net assets, end of     $392,003    $608,088   $875,973   $1,219,224   $1,649,799
  period (in thousands)
                         ------------------------------------------------------------
  Ratio of expenses to       1.00%       0.95%      0.87%        0.81%        0.78%
  average net assets
                         ------------------------------------------------------------
  Ratio of net income        3.72%       3.87%      3.70%        3.36%        3.04%
  to average net assets
                         ------------------------------------------------------------
  Portfolio turnover         33.3%       12.6%      22.3%        15.5%        12.5%
  rate
 ------------------------------------------------------------------------------------


 Note:
 All share data figures have been restated to reflect the reorganization of the fund effective August 31, 1992. The information provided for periods prior to September 1, 1992, represents the activities of Axe-Houghton Fund B, as restated.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price Trust Company 1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Rollover checks that are properly endorsed.

T. ROWE PRICE
Mail via United States Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300

Mail via private carriers/overnight services
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117-4842

By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received. Also, retirement plan accounts and IRAs cannot be opened by wire.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts

By ACH Transfer
Use Tele*Access or your personal computer or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

By Mail
1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Mail via United States Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

T. ROWE PRICE
Redemptions
Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

Mail via United States Postal Service
For nonretirement and IRA accounts
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

For employer-sponsored retirement accounts
T. Rowe Price Trust Company P.O. Box 17479 Baltimore, MD 21297-1479

/(For// //mail via private carriers and overnight services//, see the //addresses / /listed in the //Opening a New Account section.)/

Redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for

INVESTING WITH T. ROWE PRICE
instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUND
 ----------------------------------------------------------
The fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram;
(3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; or (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

In an effort to protect the fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.

T. ROWE PRICE
 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans
We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days
Tele*Access
24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

Web Address www.troweprice.com
After obtaining proper authorization, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

Plan Account Line 1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

INVESTING WITH T. ROWE PRICE
Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting
(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

T. ROWE PRICE
 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
To open an account 1-800-638-5660 For existing brokerage investors
1-800-225-7720
This service gives you the opportunity to consolidate all of your investments with one company. Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers. We also provide a wide range of services, including:

Automated telephone and computer services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades executed through Tele-Trader save you an additional 10% on commissions. You will save 20% on commissions for stock trades and 10% on option trades when you use Internet-Trader. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.

Investor information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this free service. If you elect to participate in this service, the cash dividends from your eligible securities will automatically be reinvested in additional shares of the same securities free of charge. Dividend payments must be $10.00 or greater to qualify for reinvestment. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.

/T. Rowe Price// Brokerage is a division of T. Rowe Price Investment / /Services, Inc., Member NASD/SIPC./

INVESTING WITH T. ROWE PRICE
 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
A quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com

Plan Account Line
 For retirement plan investors 1-800-401-3279
Walk-in
Investor Centers
 101 East Lombard St. Baltimore, MD 21202

 T. Rowe Price Financial Center 10090 Red Run Blvd. Owings Mills, MD 21117

 Farragut Square 900 17th Street, N.W. Washington, D.C. 20006

 4200 West Cypress St. 10th Floor Tampa, FL 33607

Headquarters
 100 East Pratt St. Baltimore, MD 21202
A Statement of Additional Information about the fund has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about the fund's investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund reports and Statements of Additional Information are also available from the Securities and Exchange Commission by calling 1-800-SEC-0330 or by writing the SEC's Public Reference Section, Washington, D.C. 20549-6009 (you will be charged a duplicating fee); by visiting the SEC's public reference room; or by consulting the SEC's Web site at www.sec.gov.
1940 Act File No. 811-6275
LOGO
F68-040 5/1/99

 STATEMENT OF ADDITIONAL INFORMATION
   The date of this Statement of Additional Information is May 1, 1999.



         T. ROWE PRICE BALANCED FUND, INC.
         T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
         T. ROWE PRICE CAPITAL APPRECIATION FUND
         T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
         T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
         T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
         T. ROWE PRICE EQUITY INCOME FUND
         T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
         T. ROWE PRICE GROWTH & INCOME FUND, INC.
         T. ROWE PRICE GROWTH STOCK FUND, INC.
         T. ROWE PRICE HEALTH SCIENCES FUND, INC.
         T. ROWE PRICE INDEX TRUST, INC.
              T. Rowe Price Equity Index 500 Fund
              T. Rowe Price Extended Equity Market Index Fund
              T. Rowe Price Total Equity Market Index Fund
         T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
         T. ROWE PRICE MID-CAP GROWTH FUND, INC.
         T. ROWE PRICE MID-CAP VALUE FUND, INC.
         T. ROWE PRICE NEW AMERICA GROWTH FUND
         T. ROWE PRICE NEW ERA FUND, INC.
         T. ROWE PRICE NEW HORIZONS FUND, INC.
         T. ROWE PRICE REAL ESTATE FUND, INC.
         T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
         T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
         T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
         T. ROWE PRICE VALUE FUND, INC.
                                       and
         INSTITUTIONAL EQUITY FUNDS, INC.
              Mid-Cap Equity Growth Fund

______________________________________________________________________________


   Mailing Address:
   T. Rowe Price Investment Services, Inc.
   100 East Pratt Street
   Baltimore, Maryland 21202
   1-800-638-5660


   This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund prospectus dated May 1, 1999, which may be obtained from T. Rowe Price Investment Services, Inc. ("Investment Services").

   Each Fund's financial statements for the year ended December 31, 1998, and the report of independent accountants are included in each Fund's Annual Report and incorporated by reference into this Statement of Additional Information.

   If you would like a prospectus or an annual or semiannual shareholder report for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses, will be sent to you. Please read it carefully.

                                                                  C20-043 5/1/99

                              TABLE OF CONTENTS
                              -----------------
                            Page                                         Page
                            ----                                         ----
Capital Stock                 65       Legal Counsel                         67
----------------------------------     ----------------------------------------
Code of Ethics                53       Management of the Funds               28
----------------------------------     ----------------------------------------
Custodian                     53       Net Asset Value Per Share             60
----------------------------------     ----------------------------------------
Distributor for the Funds     52       Organization of the Funds             66
----------------------------------     ----------------------------------------
Dividends and                 60       Portfolio Management Practices        14
Distributions
----------------------------------     ----------------------------------------
Federal Registration of       67       Portfolio Transactions                54
Shares
----------------------------------     ----------------------------------------
Independent Accountants       67       Pricing of Securities                 59
----------------------------------     ----------------------------------------
Investment Management         47       Principal Holders of Securities       46
Services
----------------------------------     ----------------------------------------
Investment Objectives and      2       Ratings of Corporate Debt             70
Policies                               Securities
----------------------------------     ----------------------------------------
Investment Performance        61       Risk Factors                           2
----------------------------------     ----------------------------------------
Investment Program             5       Shareholder Services by Outside       53
                                       Parties
----------------------------------     ----------------------------------------
Investment Restrictions       26       Tax Status                            60
----------------------------------     ----------------------------------------






 INVESTMENT OBJECTIVES AND POLICIES
 -------------------------------------------------------------------------------
   The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Funds' prospectus.

   The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by each Board of Directors/ Trustees without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented. References to the following are as indicated:

                  Investment Company Act of 1940 ("1940 Act")
                  Securities and Exchange Commission ("SEC")
                  T. Rowe Price Associates, Inc. ("T. Rowe Price") Moody's Investors Service, Inc. ("Moody's") Standard & Poor's Corporation ("S&P")
                  Internal Revenue Code of 1986 ("Code")

                  Rowe Price-Fleming International, Inc. ("Price-Fleming")

   Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.



 RISK FACTORS
 -------------------------------------------------------------------------------
   Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

   Because of its investment policy, the Fund may or may not be suitable or appropriate for all investors. The Fund is not a money market fund and is not an appropriate investment for those whose primary objective is principal stability. The Fund will normally have substantially all (for the Balanced Fund 50-70% and for the Capital Appreciation Fund at least 50%) of its assets in equity securities (e.g., common stocks). This portion of the Fund's assets will be subject to all of the risks of investing in the stock market. There is risk in every investment. The value of the portfolio securities of the Fund will fluctuate based upon market conditions. Although the Fund seeks to reduce risk by investing in a diversified portfolio, such diversification does not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

   Foreign Securities (All Funds other than Equity Index 500, Extended Equity Market, and Total Equity Market Funds)
   The Fund may invest in U.S. dollar-denominated and non-U.S.
   dollar-denominated securities of foreign issuers.

   Risk Factors of Foreign Investing There are special risks in foreign investing. Certain of these risks are inherent in any mutual fund while others relate more to the countries in which the Fund will invest.

  . Political and Economic Factors Individual foreign economies of certain countries differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The internal politics of certain foreign countries are not as stable as in the United States. For example, in 1991, the existing government in Thailand was overthrown in a military coup. In 1992, there were two military coup attempts in Venezuela and in 1992 the President of Brazil was impeached. In 1994-1995, the Mexican peso plunged in value setting off a severe crisis in the Mexican economy. Asia is still coming to terms with its own crisis and recessionary conditions sparked off by widespread currency weakness in late 1997. In 1998, there was substantial turmoil in markets throughout the world. In addition, significant external political risks currently affect some foreign countries. Both Taiwan and China still claim sovereignty of one another and there is a demilitarized border and hostile relations between North and South Korea.

   Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

  . Currency Fluctuations The Fund invests in securities denominated in various currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. Generally, when a given currency appreciates against the dollar (the dollar weakens) the value of the Fund's securities denominated in that currency will rise. When a given currency depreciates against the dollar (the dollar strengthens) the value of the Fund's securities denominated in that currency would be expected to decline.

  . Investment and Repatriation of Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled in varying degrees. These restrictions limit at times and preclude investment in certain of such countries and increase the cost and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. For example, capital invested in Chile normally cannot be repatriated for one year. In 1998, the government of Malaysia imposed currency controls which effectively made it impossible for foreign investors to convert Malaysian ringgits to foreign currencies.

  . Market Characteristics It is contemplated that most foreign securities will be purchased in over-the-counter markets or on securities exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Investments in certain markets may be made through American Depository Receipts ("ADRs") traded in the United States. Foreign securities markets are generally not as developed or efficient as, and more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the Fund's portfolio securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Securities may trade at price/earnings multiples higher than comparable United States securities and such levels may not be sustainable. Commissions on foreign securities are generally higher than commissions on United States exchanges, and while there is an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund.

  . Investment Funds The Fund may invest in investment funds which have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. The Fund's investment in these funds is subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the investment manager), but also will bear indirectly similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium over their net asset value.

  . Information and Supervision There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to United States companies. It also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities.

  . Taxes The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

  . Other With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of Funds or other assets of the Funds, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

  . Eastern Europe and Russia Changes occurring in Eastern Europe and Russia today could have long-term potential consequences. As restrictions fall, this could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in the countries of Eastern Europe and Russia is highly speculative at this time. Political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. The collapse of the ruble from its crawling peg exchange rate against the U.S. dollar has set back the path of reform for several years. In many of the countries of Eastern Europe and Russia, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, these countries may have national policies which restrict investments in companies deemed sensitive to the country's national interest. Further, the governments in such countries may require governmental or quasi-governmental authorities to act as custodian of the Fund's assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia. The Fund will only invest in a company located in, or a government of, Eastern Europe and Russia, if it believes the potential return justifies the risk.

  . Latin America

   Inflation Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

   Political Instability The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

   Foreign Currency Certain Latin American countries may have managed currencies which are maintained at artificial levels to the U. S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund's interests in securities denominated in such currencies.

   Sovereign Debt A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.



 INVESTMENT PROGRAM
 -------------------------------------------------------------------------------

                               Types of Securities

   Set forth below is additional information about certain of the investments described in the Fund's prospectus.


                               Hybrid Instruments

   Hybrid Instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful, and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

   The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

   Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counter party of issuer of the Hybrid Instrument would be an additional risk factor which the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will limit its investments in

   Hybrid Instruments to 10% of total assets. However, because of their volatility, it is possible that the Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).


                        Illiquid or Restricted Securities

   Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Fund's Board of Directors/Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

   Notwithstanding the above, the Fund may purchase securities which, while privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. T. Rowe Price, under the supervision of the Fund's Board of Directors/Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, T. Rowe Price will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, T. Rowe Price could consider the following: (1) frequency of trades and quotes; (2) number of dealers and potential purchases; (3) dealer undertakings to make a market; and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


                                    Warrants

   The Fund may acquire warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.


                                 Debt Securities

   Balanced, Blue Chip Growth, Capital Appreciation, Capital Opportunity, Dividend Growth, Equity Income, Financial Services, Growth & Income, Health Sciences, Media & Telecommunications, Mid-Cap Value, New Era, Real Estate, Small-Cap Stock, Small-Cap Value, and Value Funds

   Debt Obligations Although a majority of the Fund's assets are invested in common stocks, the Fund may invest in convertible securities, corporate debt securities, and preferred stocks which hold the prospect of contributing to the achievement of the Fund's objectives. Yields on short-, intermediate-, and long-term securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the credit quality and rating of the issuer. Debt securities with longer maturities tend to have higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the debt securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The Fund's investment program permits it to purchase below investment-grade securities. Since investors generally perceive that there are greater risks associated with investment in lower-quality securities, the yields from such securities normally exceed those obtainable from higher-quality securities. However, the principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality investments entail a higher risk of default-that is, the nonpayment of interest and principal by the issuer than higher-quality investments. Such securities are also subject to special risks, discussed below. Although the Fund seeks to reduce risk by portfolio diversification, credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate all risk. There can, of course, be no assurance that the Fund will achieve its investment objective.

   After purchase by the Fund, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, T. Rowe Price will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus.

   Special Risks of High-Yield Investing The Fund may invest in low-quality bonds commonly referred to as "junk bonds." Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low- and lower-medium-quality bonds involves greater investment risk, to the extent the Fund invests in such bonds, achievement of its investment objective will be more dependent on T. Rowe Price's credit analysis than would be the case if the Fund were investing in higher-quality bonds. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high-yield bond prices because the advent of such events could lessen the ability of highly leveraged issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high-yield bonds may be less liquid than the market for higher-grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

   Fixed income securities in which the Fund may invest include, but are not limited to, those described below.

  . U.S. Government Obligations Bills, notes, bonds, and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. government and differ mainly in the length of their maturities.

  . U.S. Government Agency Securities Issued or guaranteed by U.S.
   government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, the Small Business Association, and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

  . Bank Obligations Certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

  . Short-Term Corporate Debt Securities Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

  . Commercial Paper Short-term promissory notes issued by corporations primarily to finance short-term credit needs. Certain notes may have floating or variable rates.

  . Foreign Government Securities Issued or guaranteed by a foreign government, province, instrumentality, political subdivision, or similar unit thereof.

  . Savings and Loan Obligations Negotiable certificates of deposit and other short-term debt obligations of savings and loan associations.

  . Supranational Agencies Securities of certain supranational entities, such as the International Development Bank.


             When-Issued Securities and Forward Commitment Contracts

   The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for When-Issueds, but may be substantially longer for Forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risks are. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will cover these securities by maintaining cash, liquid, high-grade debt securities, or other suitable cover as permitted by the SEC with its custodian bank equal in value to commitments for them during the time between the purchase and the settlement. Therefore, the longer this period, the longer the period during which alternative investment options are not available to the Fund (to the extent of the securities used for cover). Such securities either will mature or, if necessary, be sold on or before the settlement date.

   To the extent the Fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the Fund's net asset value than if the Fund did not purchase them.


                           Mortgage-Related Securities

   Balanced and Real Estate Funds

   Mortgage-related securities in which the Fund may invest include, but are not limited to, those described below.

  . Mortgage-Backed Securities Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year fixed rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities' weighted average life and may lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

  . U.S. Government Agency Mortgage-Backed Securities These are obligations issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National

   Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal National Mortgage Association ("Fannie Mae" or "FNMA") the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"), and the Federal Agricultural Mortgage Corporation ("Farmer Mac" or "FAMC"). FNMA, FHLMC, and FAMC obligations are not backed by the full faith and credit of the U.S. government as GNMA certificates are, but they are supported by the instrumentality's right to borrow from the United States Treasury. U.S. Government Agency Mortgage-Backed Certificates provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Each of GNMA, FNMA, FHLMC, and FAMC guarantees timely distributions of interest to certificate holders. GNMA and FNMA guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions.

  . Ginnie Mae Certificates Ginnie Mae is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Department of Veterans Affairs under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States government is pledged to the payment of all amounts that may be required to be paid under any guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

  . Fannie Mae Certificates Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. FNMA Certificates represent a pro-rata interest in a group of mortgage loans purchased by Fannie Mae. FNMA guarantees the timely payment of principal and interest on the securities it issues. The obligations of FNMA are not backed by the full faith and credit of the U.S. government.

  . Freddie Mac Certificates Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac Certificates represent a pro-rata interest in a group of mortgage loans (a "Freddie Mac Certificate") purchased by Freddie Mac. Freddie Mac guarantees timely payment of interest and principal on certain securities it issues and timely payment of interest and eventual payment of principal on other securities it issues. The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

  . Farmer Mac Certificates Farmer Mac is a federally chartered instrumentality of the United States established by Title VIII of the Farm Credit Act of 1971, as amended ("Charter Act"). Farmer Mac was chartered primarily to attract new capital for financing of agricultural real estate by making a secondary market in certain qualified agricultural real estate loans. Farmer Mac provides guarantees of timely payment of principal and interest on securities representing interests in, or obligations backed by, pools of mortgages secured by first liens on agricultural real estate ("Farmer Mac Certificates"). Similar to Fannie Mae and Freddie Mac, Farmer Mac Certificates are not supported by the full faith and credit of the U.S. government; rather, Farmer Mac may borrow from the U.S. Treasury to meet its guaranty obligations.

   As discussed above, prepayments on the underlying mortgages and their effect upon the rate of return of a mortgage-backed security, is the principal investment risk for a purchaser of such securities, like the Fund. Over time, any pool of mortgages will experience prepayments due to a variety of factors, including (1) sales of the underlying homes (including foreclosures), (2) refinancings of the underlying mortgages, and (3) increased amortization by the mortgagee. These factors, in turn, depend upon general economic factors, such as level of interest rates and economic growth. Thus, investors normally expect prepayment rates to increase during periods of strong economic growth or declining interest rates, and to decrease in recessions and rising interest rate environments. Accordingly, the life of the mortgage-backed security is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular mortgage-backed security, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Mae Certificates are backed by mortgages of this type, and, accordingly, the generally accepted practice treats Ginnie Mae Certificates as 30-year securities which prepay in full in the 12th year. FNMA and Freddie Mac Certificates may have differing prepayment characteristics.

   Fixed rate mortgage-backed securities bear a stated "coupon rate" which represents the effective mortgage rate at the time of issuance, less certain fees to GNMA, FNMA and FHLMC for providing the guarantee, and the issuer for assembling the pool and for passing through monthly payments of interest and principal.

   Payments to holders of mortgage-backed securities consist of the monthly distributions of interest and principal less the applicable fees. The actual yield to be earned by a holder of mortgage-backed securities is calculated by dividing interest payments by the purchase price paid for the mortgage-backed securities (which may be at a premium or a discount from the face value of the certificate).

   Monthly distributions of interest, as contrasted to semiannual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on mortgage-backed securities. Because of the variation in the life of the pools of mortgages which back various mortgage-backed securities, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of mortgage-backed securities will differ significantly from the yield estimated by using an assumption of a certain life for each mortgage-backed security included in such a portfolio as described above.

  . Collateralized Mortgage Obligations (CMOs) CMOs are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO deal are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranche of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives.

   In recent years, new types of CMO structures have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

   The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

  . U.S. Government Agency Multiclass Pass-Through Securities Unlike CMOs, U.S.
   Government Agency Multiclass Pass-Through Securities, which include FNMA Guaranteed REMIC Pass-Through Certificates and FHLMC Multi-Class Mortgage Participation Certificates, are ownership interests in a pool of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

  . Multi-Class Residential Mortgage Securities Such securities represent interests in pools of mortgage loans to residential home buyers made by commercial banks, savings and loan associations or other financial institutions. Unlike GNMA, FNMA and FHLMC securities, the payment of principal and interest on Multi-Class Residential Mortgage Securities is not guaranteed by the U.S. government or any of its agencies. Accordingly, yields on Multi-Class Residential Mortgage Securities have been historically higher than the yields on U.S. government mortgage securities. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government or its agencies. Additionally, pools of such securities may be divided into senior or subordinated segments. Although subordinated mortgage securities may have a higher yield than senior mortgage securities, the risk of loss of principal is greater because losses on the underlying mortgage loans must be borne by persons holding subordinated securities before those holding senior mortgage securities.

  . Privately Issued Mortgage-Backed Certificates These are pass-through certificates issued by non-governmental issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurance or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's quality standards. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, the investment manager determines that the securities meet the Fund's quality standards.

  . Stripped Mortgage-Backed Securities These instruments are a type of potentially high-risk derivative. They represent interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. IOs and POs are usually structured as tranches of a CMO. Stripped Mortgage-Backed Securities may be issued by U.S. government agencies or by private issuers similar to those described above with respect to CMOs and privately issued mortgage-backed certificates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates. Under the Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

   The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. In the case of IOs, prepayments affect the amount, but not the timing, of cash flows provided to the investor. In contrast, prepayments on the mortgage pool affect the timing, but not the amount, of cash flows received by investors in POs. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to fully recoup its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.


   The staff of the SEC has advised the Fund that it believes the Fund should treat IOs and POs, other than government-issued IOs or POs backed by fixed rate mortgages, as illiquid securities and, accordingly, limit its investments in such securities, together with all other illiquid securities, to 15% of the Fund's net assets.

   Under the staff's position, the determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the Fund's Board of Directors/Trustees. The Fund's Board of Directors/Trustees has delegated to T. Rowe Price the authority to determine the liquidity of these investments based on the following guidelines: the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments; complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO. The Fund will treat nongovernment-issued IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the SEC staff modifies its position.



                             Asset-Backed Securities

   The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

   Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.

   Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support."

   Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support"), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.


                            Real Estate and REIT Risk

   Primarily Real Estate Fund (but also any other Fund investing in REITs) Investors in the Fund may experience many of the same risks involved with investing in real estate directly. These risks include: declines in real estate values, risks related to local or general economic conditions, particularly lack of demand, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, heavy cash flow dependency, possible lack of availability of mortgage funds, obsolescence, losses due to natural disasters, condemnation of properties, regulatory limitations on rents and fluctuations in rental income, variations in market rental rates, and possible environmental liabilities. Real Estate Investment Trusts ("REITs") may own real estate properties (Equity REITs) and be subject to these risks directly, or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

   Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

   Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due which could have a negative effect on the Fund.

   Some REITs have relatively small market capitalizations which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the Fund invests in REITs, a shareholder will bear his proportionate share of fund expenses and, indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, both equity and mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain exemption from the 1940 Act.



 PORTFOLIO MANAGEMENT PRACTICES
 -------------------------------------------------------------------------------

                         Lending of Portfolio Securities

   Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under its investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities, within such period of time which coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by T. Rowe Price to be of good standing and will not be made unless, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk.


                         Interfund Borrowing and Lending

   The Fund is a party to an exemptive order received from the SEC on December 8, 1998, that permits it to borrow money from and/or lend money to other funds in the T. Rowe Price complex ("Price Funds"). All loans are set at an interest rate between the rate charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the Boards of Directors of the Price Funds.


                              Repurchase Agreements

   The Fund may enter into a repurchase agreement through which an investor (such as the Fund) purchases a security (known as the "underlying security") from a well-established securities dealer or a bank that is a member of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price's approved list and have a credit rating with respect to its short-term debt of at least A1 by S&P, P1 by Moody's, or the equivalent rating by T. Rowe Price. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements which do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (1) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly, (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


                          Reverse Repurchase Agreements

   Although the Fund has no current intention of engaging in reverse repurchase agreements, the Fund reserves the right to do so. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund, subject to Investment Restriction (1). (See "Investment Restrictions.")


                              Money Market Reserves

   It is expected that the Fund will invest its cash reserves primarily in one or more money market funds established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. Currently, two such money market funds are in operation-Reserve Investment Fund ("RIF") and Government Reserve Investment Fund ("GRF"), each a series of the Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).

   Both funds must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries, and repurchase agreements thereon.

   The RIF and GRF provide a very efficient means of managing the cash reserves of the Fund. While neither RIF or GRF pay an advisory fee to the Investment Manager, they will incur other expenses. However, the RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Fund will only invest in RIF or GRF to the extent it is consistent with its objective and program.

   Neither fund is insured or guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.

   All Funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds


                                     Options

   Options are a type of potentially high-risk derivative.


                          Writing Covered Call Options

   The Fund may write (sell) American or European style "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in T. Rowe Price's opinion, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

   A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at expiration of the option (European style) or at any time until a certain date (the expiration date) (American style). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of a clearing corporation.


   The Fund generally will write only covered call options. This means that the Fund will either own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option. From time to time, the Fund will write a call option that is not covered as indicated above but where the Fund will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be "covered" with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options.

   Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund generally will not do), but capable of enhancing the Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund does not consider a security or currency covered by a call to be "pledged" as that term is used in the Fund's policy which limits the pledging or mortgaging of its assets. If the Fund writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the Fund's loss could be significant.

   The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, T. Rowe Price, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

   Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

   Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

   The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

   The Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities or currencies covering written call or put options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.


                           Writing Covered Put Options

   The Fund may write American or European style covered put options and purchase options to close out options previously written by the Fund. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment to the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

   The Fund would write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as determined by the SEC, in an amount not less than the exercise price or the Fund will own an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. (The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.)

   The Fund would generally write covered put options in circumstances where T. Rowe Price wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies.

   The Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. In calculating the 25% limit, the Fund will offset, against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies with identical maturity dates.


                             Purchasing Put Options

   The Fund may purchase American or European style put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided next.

   The Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where T. Rowe Price deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

   The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

   The Fund will not commit more than 5% of its assets to premiums when purchasing put and call options. The premium paid by the Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be terminated upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.


                             Purchasing Call Options

   The Fund may purchase American or European style call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided next.

   Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

   The Fund will not commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.


                        Dealer (Over-the-Counter) Options

   The Fund may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) or currencies used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities or currencies at a time when such sale might be advantageous.

   The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written Over-the-Counter ("OTC") options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   (Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds)


                                     Options

   Options are a type of potentially high-risk derivative.

   The only option activity the Funds currently may engage in is the purchase of S&P 500 call options for the Equity Index 500 Fund, or the purchases of call options on any indices that may be consistent with the investment programs for the Extended Equity Market Index and Total Equity Market Index Funds. Such activity is subject to the same risks described above under "Purchasing Call Options." However, the Funds reserve the right to engage in other options activity.

   All Funds


                                Futures Contracts

   Futures contracts are a type of potentially high-risk derivative.

   Transactions in Futures

   The Fund may enter into futures contracts including stock index, interest rate, and currency futures ("futures" or "futures contracts").

   The New Era Fund may also enter into futures contracts on commodities related to the types of companies in which it invests, such as oil and gold futures. The Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds may only enter into stock index futures which are appropriate for their investment programs to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading, or to reduce transaction costs. They will not use futures for hedging purposes. Otherwise the nature of such futures and the regulatory limitations and risks to which they are subject are the same as those described below.

   Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for
   T. Rowe Price to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. The Fund may purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contacts with respect to indices or subindices whose movements will have a significant correlation with movements in the prices of the Fund's portfolio securities.

   Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

   The Fund will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

   Regulatory Limitations
   If the Fund purchases or sells futures contracts or related options which do not qualify as bona fide hedging under applicable CFTC rules, the aggregate initial margin deposits and premium required to establish those positions cannot exceed 5% of the liquidation value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts and foreign currency options traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors/Trustees without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

   In instances involving the purchase of futures contracts or the writing of call or put options thereon by the Fund, an amount of cash, liquid assets, or other suitable cover as permitted by the SEC, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified by the Fund to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

   If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

   Trading in Futures Contracts
   A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

   Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or liquid assets known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

   If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

   These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

   Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

   For example, the S&P's 500 Stock Index is made up of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of futures contracts on the S&P 500 Index, the contracts are to buy or sell 250 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $37,500 (250 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 250 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $1,000 (250 units x gain of $4). If the Fund enters into a futures contract to sell 250 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $500 (250 units x loss of $2).

               Special Risks of Transactions in Futures Contracts

  . Volatility and Leverage The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Margin deposits required on futures trading are low. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

  . Liquidity The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

   Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described next, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

  . Hedging Risk A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

   Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline.

   If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that, if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

   In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets and, as a result, the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.


                          Options on Futures Contracts

   The Fund may purchase and sell options on the same types of futures in which it may invest.

   Options (another type of potentially high-risk derivative) on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

   As an alternative to writing or purchasing call and put options on stock index futures, the Fund may write or purchase call and put options on financial indices. Such options would be used in a manner similar to the use of options on futures contracts. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Funds and the other T. Rowe Price Funds in a fair and nondiscriminatory manner.


          Special Risks of Transactions in Options on Futures Contracts

   The risks described under "Special Risks in Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. If the Fund were to write an option on a futures contract, it would be required to deposit and maintain initial and variation margin in the same manner as a regular futures contract. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


                    Additional Futures and Options Contracts

   Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.


                           Foreign Futures and Options

   Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, when the Fund trades foreign futures or foreign options contracts, it may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from the Fund for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time the Fund's order is placed and the time it is liquidated, offset or exercised.

   All Funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds


                          Foreign Currency Transactions

   A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The Fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. The Fund's use of such contracts would include, but not be limited to, the following:

   First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

   Second, when T. Rowe Price believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parties will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, T. Rowe Price believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

   The Fund may enter into forward contacts for any other purpose consistent with the Fund's investment objective and program. However, the Fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Fund's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s) or other suitable cover as permitted by the SEC. In determining the amount to be delivered under a contract, the Fund may net offsetting positions.

   At the maturity of a forward contract, the Fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, the Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by T. Rowe Price. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and there are costs associated with currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


    Federal Tax Treatment of Options, Futures Contracts, and Forward Foreign
                               Exchange Contracts

   Options, futures and forward foreign exchange contracts, including options and futures on currencies, which offset a foreign dollar denominated bond or currency position may be considered straddles for tax purposes, in which case a loss on any position in a straddle will be subject to deferral to the extent of unrealized gain in an offsetting position. The holding period of the securities or currencies comprising the straddle will be deemed not to begin until the straddle is terminated. The holding period of the security offsetting an "in-the-money qualified covered call" option on an equity security will not include the period of time the option is outstanding.

   Losses on written covered calls and purchased puts on securities, excluding certain "qualified covered call" options on equity securities, may be long-term capital losses, if the security covering the option was held for more than 12 months prior to the writing of the option.

   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent that net gain realized from option, futures or foreign forward exchange contracts on currencies is qualifying income for purposes of the 90% requirement.

   As a result of the "Taxpayer Relief Act of 1997," entering into certain options, futures contracts, or forward contracts may result in the "constructive sale" of offsetting stocks or debt securities of the Fund.



 INVESTMENT RESTRICTIONS
 -------------------------------------------------------------------------------
   Fundamental policies may not be changed without the approval of the lesser of
   (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by the Fund's Board of Directors/Trustees without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. Calculation of the Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Fund's prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.


                              Fundamental Policies

   As a matter of fundamental policy, the Fund may not:

   (1) Borrowing Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33/1//\\/3/\\% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds, or other persons to the extent permitted by applicable law;

   (2) Commodities Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

   (3) (a)
       Industry Concentration (All Funds except Health Sciences, Financial Services, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

       (b)
       Industry Concentration (Health Sciences, Financial Services, and Real Estate Funds) Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that (i) the Health Sciences Fund will invest more than 25% of its total assets in the health sciences industry as defined in the Fund's prospectus; (ii) the Financial Services Fund will invest more than 25% of its total assets in the financial services industry as defined in the Fund's prospectus; (iii) the Real Estate Fund will invest more than 25% of its total assets in the real estate industry as defined in the Fund's prospectus.

   (4) Loans Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33/1//\\/3/\\% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt;


   (5) Percent Limit on Assets Invested in Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

   (6) Percent Limit on Share Ownership of Any One Issuer Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

   (7) Real Estate Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

   (8) Senior Securities Issue senior securities except in compliance with the 1940 Act; or

   (9) Underwriting Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.


                                      NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restriction (2), the Fund does not consider currency contracts or hybrid investments to be commodities.

       For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industries are determined by reference to the classifications of industries set forth in the Fund's semiannual and annual reports. It is the position of the Staff of the SEC that foreign governments are industries for purposes of this restriction.

       For purposes of investment restriction (4), the Fund will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

                               Operating Policies

   As a matter of operating policy, the Fund may not:

   (1) Borrowing Purchase additional securities when money borrowed exceeds 5% of its total assets;

   (2) Control of Portfolio Companies Invest in companies for the purpose of exercising management or control;

   (3) Futures Contracts Purchase a futures contract or an option thereon, if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the Fund's net asset value;

   (4) Illiquid Securities Purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities;

   (5) Investment Companies Purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act; or (ii) securities of the Reserve Investment or Government Reserve Investment Funds;

   (6) Margin Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and
       (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

   (7) Mortgaging Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33/1//\\/3/\\% of the Fund's total assets at the time of borrowing or investment;

   (8) Oil and Gas Programs Purchase participations or other direct interests in, or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs;

   (9) Options, etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

   (10) Short Sales Effect short sales of securities; or

   (11) Warrants Invest in warrants if, as a result thereof, more than 210% of the value of the net assets of the Fund would be invested in warrants.

   For Blue Chip Growth, Capital Opportunity, Diversified Small-Cap Growth, Financial Services, Health Sciences, Media & Telecommunications, Mid-Cap Value, Real Estate, and Value Funds:

   Notwithstanding anything in the above fundamental and operating restrictions to the contrary, the Fund may invest all of its assets in a single investment company or a series thereof in connection with a "master-feeder" arrangement. Such an investment would be made where the Fund (a "Feeder"), and one or more other Funds with the same investment objective and program as the Fund, sought to accomplish its investment objective and program by investing all of its assets in the shares of another investment company (the "Master"). The Master would, in turn, have the same investment objective and program as the Fund. The Fund would invest in this manner in an effort to achieve the economies of scale associated with having a Master fund make investments in portfolio companies on behalf of a number of Feeder funds.



 MANAGEMENT OF THE FUNDS
 -------------------------------------------------------------------------------
   The officers and directors/trustees of the Fund are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Fund's directors/trustees who are considered "interested persons" of T. Rowe Price as defined under Section 2(a)(19) of the 1940 Act are noted with an asterisk (*). These directors/trustees are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

   All Funds


                       Independent Directors/Trustees/(a)/

   DONALD W. DICK, JR., 1/27/43, Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; formerly (5/89-6/95) Principal, Overseas Partners, Inc., a financial investment firm; formerly (6/65-3/89) Director and Vice President; Consumer Products Division, McCormick & Company, Inc., international food processors; Director, Waverly, Inc., Baltimore, Maryland; Address: 925 Cleveland Street, #177, Greenville, South Carolina 29601


   DAVID K. FAGIN, 4/9/38, Chairman and Chief Executive Officer, Western Exploration and Development, Ltd.; Director Golden Star Resources Ltd. and
   Miranda Mining Development Corporation; formerly (7/91-     9/97) Chairman,
   Chief Executive Officer, Golden Star Resources Ltd.; (1986-7/91) President, Chief Operating Officer and Director, Homestake Mining Company; Address: 1700 Lincoln Street, Suite 4710, Denver, Colorado 80203

   HANNE M. MERRIMAN, 11/16/41, Retail business consultant; formerly President and Chief Operating Officer (1991-92), Nan Duskin, Inc., a women's specialty store, Director (1984-90) and Chairman (1989-90) Federal Reserve Bank of Richmond, and President and Chief Executive Officer (1988-89), Honeybee, Inc., a division of Spiegel, Inc.; Director, Central Illinois Public Service Company, CIPSCO Incorporated, Finlay Enterprises, Inc., The Rouse Company, State Farm Mutual Automobile Insurance Company and USAir Group, Inc.;
   Address: 3201 New Mexico Avenue, N.W., Suite 350, Washington, D.C. 20016


   HUBERT D. VOS, 8/2/33, Owner/President, Stonington Capital Corporation, a private investment company; Address: 1114 State Street, Suite 247, P.O. Box 90409, Santa Barbara, California 93190-0409

   PAUL M. WYTHES, 6/23/33, Founding General Partner, Sutter Hill Ventures, a venture capital limited partnership, providing equity capital to young high technology companies throughout the United States; Director, Teltone Corporation, Interventional Technologies Inc. and Stuart Medical, Inc.;
   Address: 755 Page Mill Road, Suite A200, Palo Alto, California 94304-1005


  (a) Unless otherwise indicated, the Independent Directors/Trustees have been at their respective companies for at least five years.


                                    Officers

   HENRY H. HOPKINS, 12/23/42, Vice President-Vice President, Price-Fleming and
   T. Rowe Price Retirement Plan Services, Inc.; Director and Managing Director,
   T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company

   PATRICIA S. LIPPERT, 1/12/53, Secretary-Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

   CARMEN F. DEYESU, 8/1/41, Treasurer-Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company


   DAVID S. MIDDLETON, 1/18/56, Controller-Vice President, T. Rowe Price and T. Rowe Price Trust Company

   J. JEFFREY LANG, 1/10/62, Assistant Vice President-Assistant Vice President,
   T. Rowe Price; Vice President, T. Rowe Price Trust Company

   INGRID I. VORDEMBERGE, 9/27/35, Assistant Vice President-Employee, T. Rowe Price

   Balanced Fund




  * JAMES A.C. KENNEDY, 8/17/53, Director and Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst

  * JAMES S. RIEPE, 6/25/43, Chairman of the Board -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director and Vice President -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director,
   T. Rowe Price Trust Company; Chartered Financial Analyst




   RICHARD T. WHITNEY, 5/7/58, President -Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company; Chartered Financial Analyst



   STEPHEN W. BOESEL, 12/28/44, Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.



   ANDREW M. BROOKS, 2/16/56, Vice President -Vice President, T. Rowe Price




   RAYMOND A. MILLS, PHD, 12/3/60, Vice President -Assistant Vice President, T. Rowe Price; formerly a Principal Systems Engineer at TASC, Inc.



   EDMUND M. NOTZON, 10/1/45, Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst



   DONALD J. PETERS, 7/3/59, Vice President -Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company




   MARK J. VASELKIV, 7/22/58, Vice President -Vice President, T. Rowe Price

   Blue Chip Growth Fund




  * JAMES A.C. KENNEDY, 8/17/53, Director -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   LARRY J. PUGLIA, 8/25/60, President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   BRIAN W.H. BERGHUIS, 12/12/58, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   STEPHANIE C. CLANCY, 12/19/64, Vice President -Vice President, T. Rowe Price



   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price



   JILL L. HAUSER, 6/23/58, Vice President -Vice President, T. Rowe Price




   SEEMA R. HINGORANI, 1/21/69, Vice President -Assistant Vice President, T. Rowe Price; formerly Associate Equity Analyst, Donaldson, Lufkin & Jenrehe





   THOMAS J. HUBER, 9/23/66, Vice President -Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank; Chartered Financial Analyst




   STEPHEN C. JANSEN, 12/12/68, Vice President -Assistant Vice President, T. Rowe Price; formerly an Investment Analyst at Schroder & Co.




   KRIS H. JENNER, M.D., 2/5/62, Vice President -Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School

   ROBERT W. SHARPS, 6/10/71, Vice President -Assistant Vice President, T. Rowe Price; formerly Senior Consultant, KPMG Peat Marwick; Chartered Financial Analyst



   ROBERT W. SMITH, 4/11/61, Vice President -Managing Director, T. Rowe Price; Vice President, Price-Fleming



   WILLIAM J. STROMBERG, 3/10/60, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst

   Capital Appreciation Fund




  * JAMES A.C. KENNEDY, 8/17/53, Trustee -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Trustee and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Chairman of the Board -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director,
   T. Rowe Price Trust Company; Chartered Financial Analyst



   RICHARD P. HOWARD, 9/16/46, President -Vice President, T. Rowe Price; Chartered Financial Analyst



   ARTHUR B. CECIL III, 9/15/42, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   STEPHANIE C. CLANCY, 12/19/64, Vice President -Vice President, T. Rowe Price



   CHARLES A. MORRIS, 1/3/63, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   CHARLES M. OBER, 4/20/50, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst




   BRIAN C. ROGERS, 6/27/55, Vice President -Director and Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   Capital Opportunity Fund



  * JOHN H. LAPORTE, JR., 7/26/45, Director and President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   JOHN F. WAKEMAN, 11/25/62, Executive Vice President -Vice President, T. Rowe Price



   MARC L. BAYLIN, 11/17/67, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst



   BRIAN W.H. BERGHUIS, 12/12/58, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   STEPHANIE C. CLANCY, 12/19/64, Vice President -Vice President, T. Rowe Price



   LARRY J. PUGLIA, 8/25/60, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst




   ROBERT W. SHARPS, 6/10/71, Vice President -Assistant Vice President, T. Rowe Price; formerly Senior Consultant, KPMG Peat Marwick; Chartered Financial Analyst



   BRIAN D. STANSKY, 10/14/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   Diversified Small-Cap Growth Fund



  * JOHN H. LAPORTE, JR., 7/26/45, Director and Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst




   RICHARD T. WHITNEY, 5/7/58, President -Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company; Chartered Financial Analyst



   MARC L. BAYLIN, 11/17/67, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst



   KRISTEN F. CULP, 9/28/62, Vice President -Vice President, T. Rowe Price and
   T. Rowe Price Trust Company



   DONALD J. PETERS, 7/3/59, Vice President -Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company




   PAUL J. WOJCIK, 11/28/70, Vice President -Assistant Vice President, T. Rowe Price; formerly Senior Programmer/Analyst, Fidelity Investments; Chartered Financial Analyst

   Dividend Growth Fund




  * JAMES A.C. KENNEDY, 8/17/53, Director -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   WILLIAM J. STROMBERG, 3/10/60, President -Managing Director, T. Rowe Price; Chartered Financial Analyst




   BRIAN C. ROGERS, 6/27/55, Executive Vice President -Director and Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst



   ARTHUR B. CECIL III, 9/15/42, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   STEPHANIE C. CLANCY, 12/19/64, Vice President -Vice President, T. Rowe Price




   MICHAEL W. HOLTON, 9/25/68, Vice President -Vice President, T. Rowe Price; formerly Research Analyst at Bowles, Hollowell, Conner and Company; Chartered Financial Analyst




   THOMAS J. HUBER, 9/23/66, Vice President -Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank; Chartered Financial Analyst



   DAVID M. LEE, 11/13/62, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM



   DONALD J. PETERS, 7/3/59, Vice President -Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company



   LARRY J. PUGLIA, 8/25/60, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   DAVID J. WALLACK, 7/2/60, Vice President -Vice President, T. Rowe Price

   Equity Income Fund




  * JAMES A.C. KENNEDY, 8/17/53, Trustee -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Trustee and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Trustee -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst




   BRIAN C. ROGERS, 6/27/55, President -Director and Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst



   STEPHEN W. BOESEL, 12/28/44, Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.



   ANDREW M. BROOKS, 2/16/56, Vice President -Vice President, T. Rowe Price



   ARTHUR B. CECIL III, 9/15/42, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   GIRI DEVULAPALLY, 11/18/67, Vice President -Employee, T. Rowe Price; formerly Senior Consultant, Anderson Consulting



   RICHARD P. HOWARD, 9/16/46, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   WILLIAM J. STROMBERG, 3/10/60, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst




   MARK J. VASELKIV, 7/22/58, Vice President -Vice President, T. Rowe Price

   Equity Index 500, Extended Equity Market Index, and Total Market Index Funds




  * JAMES A.C. KENNEDY, 8/17/53, Director -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst




   RICHARD T. WHITNEY, 5/7/58, President -Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company; Chartered Financial Analyst



   KRISTEN F. CULP, 9/28/62, Executive Vice President -Vice President, T. Rowe Price and T. Rowe Price Trust Company



   STEPHANIE C. CLANCY, 12/19/64, Vice President -Vice President, T. Rowe Price



   WENDY R. DIFFENBAUGH, 10/2/53, Vice President -Assistant Vice President, T. Rowe Price




   RAYMOND A. MILLS, PHD, 12/3/60, Vice President -Assistant Vice President, T. Rowe Price; formerly a Principal Systems Engineer at TASC, Inc.



   MARY C. MUNOZ, 12/2/62, Vice President -Assistant Vice President, T. Rowe
   Price



   DONALD J. PETERS, 7/3/59, Vice President -Vice President, T. Rowe Price; formerly portfolio manager, Geewax Terker and Company

   PAUL J. WOJCIK, 11/28/70, Vice President -Assistant Vice President, T. Rowe Price; formerly Senior Programmer/Analyst, Fidelity Investments; Chartered Financial Analyst

   Financial Services Fund




  * JAMES A.C. KENNEDY, 8/17/53, Director -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Chairman of the Board -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director,
   T. Rowe Price Trust Company; Chartered Financial Analyst



   LARRY J. PUGLIA, 8/25/60, President -Managing Director, T. Rowe Price; Chartered Financial Analyst




   STEPHEN W. BOESEL, 12/28/44, Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.




   ANNA M. DOPKIN, 9/5/67, Vice President -Assistant Vice President, T. Rowe Price; formerly 1996-1991, Analyst, Goldman Sachs; Chartered Financial Analyst



   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price



   ROBERT J. MARCOTTE, 3/6/62, Vice President -Vice President, T. Rowe Price




   ROBERT W. SHARPS, 6/10/71, Vice President -Assistant Vice President, T. Rowe Price; formerly Senior Consultant, KPMG Peat Marwick; Chartered Financial Analyst



   WILLIAM J. STROMBERG, 3/10/60, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   SUSAN J. KLEIN, 4/18/50, Assistant Vice President -Employee, T. Rowe Price

   Growth & Income Fund




  * JAMES A.C. KENNEDY, 8/17/53, Director -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Chairman of the Board -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   STEPHEN W. BOESEL, 12/28/44, President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.



   ANDREW M. BROOKS, 2/16/56, Vice President -Vice President, T. Rowe Price



   ARTHUR B. CECIL III, 9/15/42, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   KARA M. CHESEBY, 10/9/63, Vice President -Vice President, T. Rowe Price; formerly Vice President, Legg Mason Wood Walker; Chartered Financial Analysis



   DAVID M. LEE, 11/13/62, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM

   GREGORY A. MCCRICKARD, 10/19/58, Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst



   LARRY J. PUGLIA, 8/25/60, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst




   BRIAN C. ROGERS, 6/27/55, Vice President -Director and Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst



   ROBERT W. SMITH, 4/11/61, Vice President -Managing Director, T. Rowe Price; Vice President, Price-Fleming




   MARK J. VASELKIV, 7/22/58, Vice President -Vice President, T. Rowe Price



   DAVID J. WALLACK, 7/2/60, Vice President -Vice President, T. Rowe Price




   RICHARD T. WHITNEY, 5/7/58, Vice President -Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company; Chartered Financial Analyst

   Growth Stock Fund




  * JAMES A.C. KENNEDY, 8/17/53, Director and Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Chairman of the Board -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director,
   T. Rowe Price Trust Company; Chartered Financial Analyst



   ROBERT W. SMITH, 4/11/61, President -Managing Director, T. Rowe Price; Vice President, Price-Fleming



   BRIAN W.H. BERGHUIS, 12/12/58, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price



   JILL L. HAUSER, 6/23/58, Vice President -Vice President, T. Rowe Price




   THOMAS J. HUBER, 9/23/66, Vice President -Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank; Chartered Financial Analyst



   CHARLES A. MORRIS, 1/3/63, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   D. JAMES PREY III, 11/26/59, Vice President -Vice President, T. Rowe Price



   LARRY J. PUGLIA, 8/25/60, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   CAROL G. BARTHA, 1/4/42, Assistant Vice President -Employee, T. Rowe Price

   Health Sciences Fund



  * JOHN H. LAPORTE, JR., 7/26/45, Director and President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst

   BRIAN D. STANSKY, 10/14/63, Executive Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst




   KRIS H. JENNER, M.D., 2/5/62, Vice President -Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School



   CHARLES A. MORRIS, 1/3/63, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   CHARLES G. PEPIN, 4/23/66, Vice President -Vice President, T. Rowe Price



   D. JAMES PREY III, 11/26/59, Vice President -Vice President, T. Rowe Price



   DARRELL M. RILEY, 2/18/58, Vice President -Vice President, T. Rowe Price




   BRIAN C. ROGERS, 6/27/55, Vice President -Director and Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   Media & Telecommunications Fund




  * JAMES S. RIEPE, 6/25/43, Chairman of the Board -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   BRIAN D. STANSKY, 10/14/63, President -Vice President, T. Rowe Price; Chartered Financial Analyst



   CHARLES A. MORRIS, 1/3/63, Executive Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price




   SEEMA R. HINGORANI, 1/21/69, Vice President -Assistant Vice President, T. Rowe Price; formerly Associate Equity Analyst, Donaldson, Lufkin & Jenrehe




   D. JAMES PREY III, 11/26/59, Vice President -Vice President, T. Rowe Price



   JOHN F. WAKEMAN, 11/25/62, Vice President -Vice President, T. Rowe Price

   Mid-Cap Equity Growth Fund




  * JAMES A.C. KENNEDY, 8/17/53, Director -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Chairman of the Board -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director and President -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director,
   T. Rowe Price Trust Company; Chartered Financial Analyst



   BRIAN W.H. BERGHUIS, 12/12/58, Executive Vice President -Managing Director,
   T. Rowe Price; Chartered Financial Analyst



   MARC L. BAYLIN, 11/17/67, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst




   ANNA M. DOPKIN, 9/5/67, Vice President -Assistant Vice President, T. Rowe Price; formerly 1996-1991, Analyst, Goldman Sachs; Chartered Financial Analyst

   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price




   THOMAS J. HUBER, 9/23/66, Vice President -Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank; Chartered Financial Analyst



   ROBERT J. MARCOTTE, 3/6/62, Vice President -Vice President, T. Rowe Price



   CHARLES A. MORRIS, 1/3/63, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   JOHN F. WAKEMAN, 11/25/62, Vice President -Vice President, T. Rowe Price

   Mid-Cap Growth Fund




  * JAMES A.C. KENNEDY, 8/17/53, Director -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst



  * JOHN H. LAPORTE, JR., 7/26/45, Director -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Chairman of the Board -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation



   BRIAN W.H. BERGHUIS, 12/12/58, President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   MARC L. BAYLIN, 11/17/67, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst




   ANNA M. DOPKIN, 9/5/67, Vice President -Assistant Vice President, T. Rowe Price; formerly 1996-1991, Analyst, Goldman Sachs; Chartered Financial Analyst



   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price




   THOMAS J. HUBER, 9/23/66, Vice President -Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank; Chartered Financial Analyst



   ROBERT J. MARCOTTE, 3/6/62, Vice President -Vice President, T. Rowe Price



   CHARLES A. MORRIS, 1/3/63, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   JOHN F. WAKEMAN, 11/25/62, Vice President -Vice President, T. Rowe Price

   Mid-Cap Value Fund




  * JAMES A.C. KENNEDY, 8/17/53, Director and Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   GREGORY A. MCCRICKARD, 10/19/58, President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst



   PRESTON G. ATHEY, 7/17/49, Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst



   HUGH M. EVANS III, 5/17/66, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   MARCY L. FISHER, 8/5/59, Vice President -Vice President, T. Rowe Price

   BRIAN C. ROGERS, 6/27/55, Vice President -Director and Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst




   LAUREN A. ROMEO, 9/20/67, Vice President -Assistant Vice President, T. Rowe Price; Chartered Financial Analyst



   DAVID J. WALLACK, 7/2/60, Vice President -Vice President, T. Rowe Price

   New America Growth Fund



  * JOHN H. LAPORTE, JR., 7/26/45, Trustee and President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Trustee and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Trustee -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   BRIAN W.H. BERGHUIS, 12/12/58, Executive Vice President -Managing Director,
   T. Rowe Price; Chartered Financial Analyst



   MARC L. BAYLIN, 11/17/67, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst



   KARA M. CHESEBY, 10/9/63, Vice President -Vice President, T. Rowe Price; formerly Vice President, Legg Mason Wood Walker; Chartered Financial Analysis



   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price




   SEEMA R. HINGORANI, 1/21/69, Vice President -Assistant Vice President, T. Rowe Price; formerly Associate Equity Analyst, Donaldson, Lufkin & Jenrehe





   THOMAS J. HUBER, 9/23/66, Vice President -Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank; Chartered Financial Analyst



   CHARLES G. PEPIN, 4/23/66, Vice President -Vice President, T. Rowe Price



   BRIAN D. STANSKY, 10/14/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   JOHN F. WAKEMAN, 11/25/62, Vice President -Vice President, T. Rowe Price

   New Era Fund




  * JAMES A.C. KENNEDY, 8/17/53, Director and Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   CHARLES M. OBER, 4/20/50, President -Vice President, T. Rowe Price; Chartered Financial Analyst



   DAVID J. WALLACK, 7/2/60, Executive Vice President -Vice President, T. Rowe Price



   HUGH M. EVANS III, 5/17/66, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   RICHARD P. HOWARD, 9/16/46, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   DAVID M. LEE, 11/13/62, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM



   ROBERT J. MARCOTTE, 3/6/62, Vice President -Vice President, T. Rowe Price




   GEORGE A. ROCHE, 7/6/41, Vice President -President, Director, Chairman of the Board, and Managing Director, T. Rowe Price; Director, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.

   New Horizons Fund



  * JOHN H. LAPORTE, JR., 7/26/45, Director and President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   PRESTON G. ATHEY, 7/17/49, Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst



   MARC L. BAYLIN, 11/17/67, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst



   BRIAN W.H. BERGHUIS, 12/12/58, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst




   ANNA M. DOPKIN, 9/5/67, Vice President -Assistant Vice President, T. Rowe Price; formerly 1996-1991, Analyst, Goldman Sachs; Chartered Financial Analyst



   MARCY L. FISHER, 8/5/59, Vice President -Vice President, T. Rowe Price



   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price



   JILL L. HAUSER, 6/23/58, Vice President -Vice President, T. Rowe Price




   THOMAS J. HUBER, 9/23/66, Vice President -Vice President, T. Rowe Price; formerly a Corporate Banking Officer with NationsBank; Chartered Financial Analyst




   KRIS H. JENNER, M.D., 2/5/62, Vice President -Vice President, T. Rowe Price; formerly with the Laboratory of Biological Cancer, The Brigham & Women's Hospital, Harvard Medical School




   JOSEPH M. MILANO, 9/14/72, Vice President -Assistant Vice President, T. Rowe Price; formerly 1996-1994 Research Assistant, Brookings Institution



   CHARLES A. MORRIS, 1/3/63, Vice President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   CHARLES G. PEPIN, 4/23/66, Vice President -Vice President, T. Rowe Price



   DARRELL M. RILEY, 2/18/58, Vice President -Vice President, T. Rowe Price



   MARK R. SCHLARBAUM, 12/23/69, Vice President -Vice President, T. Rowe Price




   MICHAEL F. SOLA, 7/21/69, Vice President -Vice President, T. Rowe Price; formerly Systems Analyst/ Programmer at SRA Corporation; Chartered Financial Analyst



   BRIAN D. STANSKY, 10/14/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   JOHN F. WAKEMAN, 11/25/62, Vice President -Vice President, T. Rowe Price



   FRANCIES W. HAWKS, 2/2/44, Assistant Vice President -Assistant Vice President, T. Rowe Price

   Real Estate Fund




  * JAMES A.C. KENNEDY, 8/17/53, Director and Vice President -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   WILLIAM J. STROMBERG, 3/10/60, President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   DAVID M. LEE, 11/13/62, Executive Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst; formerly Marketing Representative at IBM




   STEPHEN W. BOESEL, 12/28/44, Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.




   ANNA M. DOPKIN, 9/5/67, Vice President -Assistant Vice President, T. Rowe Price; formerly 1996-1991, Analyst, Goldman Sachs; Chartered Financial Analyst



   CHARLES M. OBER, 4/20/50, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst




   BRIAN C. ROGERS, 6/27/55, Vice President -Director and Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   Science & Technology Fund



  * JOHN H. LAPORTE, JR., 7/26/45, Chairman of the Board -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   CHARLES A. MORRIS, 1/3/63, President -Managing Director, T. Rowe Price; Chartered Financial Analyst



   MARC L. BAYLIN, 11/17/67, Vice President -Vice President, T. Rowe Price; formerly financial analyst, Rausher Pierce Refsnes; Chartered Financial Analyst



   MARCY L. FISHER, 8/5/59, Vice President -Vice President, T. Rowe Price



   ROBERT N. GENSLER, 10/18/57, Vice President -Vice President, T. Rowe Price




   STEPHEN C. JANSEN, 12/12/68, Vice President -Assistant Vice President, T. Rowe Price; formerly an Investment Analyst at Schroder & Co.



   JILL L. HAUSER, 6/23/58, Vice President -Vice President, T. Rowe Price



   D. JAMES PREY III, 11/26/59, Vice President -Vice President, T. Rowe Price




   MICHAEL F. SOLA, 7/21/69, Vice President -Vice President, T. Rowe Price; formerly Systems Analyst/ Programmer at SRA Corporation; Chartered Financial Analyst



   BRIAN D. STANSKY, 10/14/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst

   Small-Cap Stock Fund



  * JOHN H. LAPORTE, JR., 7/26/45, Chairman of the Board -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   GREGORY A. MCCRICKARD, 10/19/58, President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst



   PRESTON G. ATHEY, 7/17/49, Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst



   HUGH M. EVANS III, 5/17/66, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   MARCY L. FISHER, 8/5/59, Vice President -Vice President, T. Rowe Price




   JAMES A.C. KENNEDY, 8/17/53, Vice President -Director and Managing Director,
   T. Rowe Price; Chartered Financial Analyst




   JOSEPH M. MILANO, 9/14/72, Vice President -Assistant Vice President, T. Rowe Price; formerly 1996-1994 Research Assistant, Brookings Institution



   CHARLES G. PEPIN, 4/23/66, Vice President -Vice President, T. Rowe Price




   LAUREN A. ROMEO, 9/20/67, Vice President -Assistant Vice President, T. Rowe Price; Chartered Financial Analyst



   BRIAN D. STANSKY, 10/14/63, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst




   RICHARD T. WHITNEY, 5/7/58, Vice President -Managing Director, T. Rowe Price; Vice President, Price-Fleming and T. Rowe Price Trust Company; Chartered Financial Analyst

   Small-Cap Value Fund



  * JOHN H. LAPORTE, JR., 7/26/45, Chairman of the Board -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst



   PRESTON G. ATHEY, 7/17/49, President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst



   HUGH M. EVANS III, 5/17/66, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   ROBERT J. MARCOTTE, 3/6/62, Vice President -Vice President, T. Rowe Price



   GREGORY A. MCCRICKARD, 10/19/58, Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst

   JOSEPH M. MILANO, 9/14/72, Vice President -Assistant Vice President, T. Rowe Price; formerly 1996-1994 Research Assistant, Brookings Institution




   LAUREN A. ROMEO, 9/20/67, Vice President -Assistant Vice President, T. Rowe Price; Chartered Financial Analyst



   FRANCIES W. HAWKS, 2/2/44, Assistant Vice President -Assistant Vice President, T. Rowe Price

   Value Fund




  * JAMES A.C. KENNEDY, 8/17/53, Director -Director and Managing Director, T. Rowe Price; Chartered Financial Analyst




  * JAMES S. RIEPE, 6/25/43, Director and Vice President -Vice Chairman of the Board, Managing Director, and Director, T. Rowe Price; Chairman of the Board,
   T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Retirement Plan Services, Inc.; Chairman of the Board, President, and Trust Officer, T. Rowe Price Trust Company; Director, Price-Fleming and General Re Corporation




  * M. DAVID TESTA, 4/22/44, Director -Chairman of the Board and Director, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst




   BRIAN C. ROGERS, 6/27/55, President -Director and Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company; Chartered Financial Analyst



   STEPHEN W. BOESEL, 12/28/44, Vice President -Managing Director, T. Rowe Price; Vice President, T. Rowe Price Trust Company and T. Rowe Price Retirement Plan Services, Inc.



   KARA M. CHESEBY, 10/9/63, Vice President -Vice President, T. Rowe Price; formerly Vice President, Legg Mason Wood Walker; Chartered Financial Analysis



   STEPHANIE C. CLANCY, 12/19/64, Vice President -Vice President, T. Rowe Price



   RICHARD P. HOWARD, 9/16/46, Vice President -Vice President, T. Rowe Price; Chartered Financial Analyst



   ROBERT W. SMITH, 4/11/61, Vice President -Managing Director, T. Rowe Price; Vice President, Price-Fleming



   DAVID J. WALLACK, 7/2/60, Vice President -Vice President, T. Rowe Price


                               Compensation Table

   The Funds do not pay pension or retirement benefits to their officers or directors/trustees. Also, any director/ trustee of a Fund who is an officer or employee of T. Rowe Price or Price-Fleming does not receive any remuneration from the Fund.

Name of Person,                   Aggregate Compensation from                   Total Compensation from Fund and
Position                          Fund(a)                                       Fund Complex Paid to Directors/ Trustees(b)
--------------------------------  --------------------------------------------                                  -----------
--------------------------------------------------------------------------------
                                                                                --------------------------------------
                                                                                ----------------------------------------------------
Balanced Fund
Donald W. Dick, Jr., Director                                      $1,529                                               $82,000
David K. Fagin, Director                                            1,919                                                65,000
Hanne M. Merriman, Director                                         1,919                                                65,000
Hubert D. Vos, Director                                             1,919                                                66,000
Paul M. Wythes, Director                                            1,529                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth Fund
Donald W. Dick, Jr., Director                                      $2,119                                               $82,000
David K. Fagin, Director                                            2,956                                                65,000
Hanne M. Merriman, Director                                         2,956                                                65,000
Hubert D. Vos, Director                                             2,956                                                66,000
Paul M. Wythes, Director                                            2,119                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund
Donald W. Dick, Jr., Director                                      $1,396                                               $82,000
David K. Fagin, Director                                            1,690                                                65,000
Hanne M. Merriman, Director                                         1,690                                                65,000
Hubert D. Vos, Director                                             1,690                                                66,000
Paul M. Wythes, Director                                            1,396                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Capital Opportunity Fund
Donald W. Dick, Jr., Director                                      $1,057                                               $82,000
David K. Fagin, Director                                            1,089                                                65,000
Hanne M. Merriman, Director                                         1,089                                                65,000
Hubert D. Vos, Director                                             1,089                                                66,000
Paul M. Wythes, Director                                            1,057                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Diversified Small-Cap Growth Fund
Donald W. Dick, Jr., Director                                      $1,040                                               $82,000
David K. Fagin, Director                                            1,057                                                65,000
Hanne M. Merriman, Director                                         1,057                                                65,000
Hubert D. Vos, Director                                             1,057                                                66,000
Paul M. Wythes, Director                                            1,037                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Dividend Growth Fund
Donald W. Dick, Jr., Director                                      $1,378                                               $82,000
David K. Fagin, Director                                            1,657                                                65,000
Hanne M. Merriman, Director                                         1,657                                                65,000
Hubert D. Vos, Director                                             1,657                                                66,000
Paul M. Wythes, Director                                            1,378                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund
Donald W. Dick, Jr., Trustee                                       $5,901                                               $82,000
David K. Fagin, Trustee                                             9,017                                                65,000
Hanne M. Merriman, Trustee                                          9,017                                                65,000
Hubert D. Vos, Trustee                                              9,017                                                66,000
Paul M. Wythes, Trustee                                             5,901                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Equity Index 500 Fund
Donald W. Dick, Jr., Director                                      $1,908                                               $82,000
David K. Fagin, Director                                            2,584                                                65,000
Hanne M. Merriman, Director                                         2,584                                                65,000
Hubert D. Vos, Director                                             2,584                                                66,000
Paul M. Wythes, Director                                            1,908                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Extended Equity Market Index Fund
Donald W. Dick, Jr., Director                                        $914                                               $82,000
David K. Fagin, Director                                              920                                                65,000
Hanne M. Merriman, Director                                           920                                                65,000
Hubert D. Vos, Director                                               920                                                66,000
Paul M. Wythes, Director                                              914                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Financial Services Fund
Donald W. Dick, Jr., Director                                      $1,037                                               $82,000
David K. Fagin, Director                                            1,049                                                65,000
Hanne M. Merriman, Director                                         1,049                                                65,000
Hubert D. Vos, Director                                             1,049                                                66,000
Paul M. Wythes, Director                                            1,037                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund
Donald W. Dick, Jr., Director                                      $2,298                                               $82,000
David K. Fagin, Director                                            3,276                                                65,000
Hanne M. Merriman, Director                                         3,276                                                65,000
Hubert D. Vos, Director                                             3,276                                                66,000
Paul M. Wythes, Director                                            2,298                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Growth Stock Fund
Donald W. Dick, Jr., Director                                      $2,609                                               $82,000
David K. Fagin, Director                                            3,825                                                65,000
Hanne M. Merriman, Director                                         3,825                                                65,000
Hubert D. Vos, Director                                             3,825                                                66,000
Paul M. Wythes, Director                                            2,609                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences Fund
Donald W. Dick, Jr., Director                                      $1,025                                               $82,000
David K. Fagin, Director                                            1,037                                                65,000
Hanne M. Merriman, Director                                         1,037                                                65,000
Hubert D. Vos, Director                                             1,037                                                66,000
Paul M. Wythes, Director                                            1,025                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Media & Telecommunications Fund
Donald W. Dick, Jr., Director                                      $1,044                                               $82,000
David K. Fagin, Director                                            1,045                                                65,000
Hanne M. Merriman, Director                                         1,045                                                65,000
Hubert D. Vos, Director                                             1,045                                                66,000
Paul M. Wythes, Director                                            1,044                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Growth Fund
Donald W. Dick, Jr., Director                                      $1,095                                               $82,000
David K. Fagin, Director                                            1,157                                                65,000
Hanne M. Merriman, Director                                         1,157                                                65,000
Hubert D. Vos, Director                                             1,157                                                66,000
Paul M. Wythes, Director                                            1,095                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Fund
Donald W. Dick, Jr., Director                                      $1,874                                               $82,000
David K. Fagin, Director                                            2,525                                                65,000
Hanne M. Merriman, Director                                         2,525                                                65,000
Hubert D. Vos, Director                                             2,525                                                66,000
Paul M. Wythes, Director                                            1,874                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Fund
Donald W. Dick, Jr., Director                                      $1,046                                               $82,000
David K. Fagin, Director                                            1,073                                                65,000
Hanne M. Merriman, Director                                         1,073                                                65,000
Hubert D. Vos, Director                                             1,073                                                66,000
Paul M. Wythes, Director                                            1,046                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
New America Growth Fund
Donald W. Dick, Jr., Trustee                                       $1,694                                               $82,000
David K. Fagin, Trustee                                             2,211                                                65,000
Hanne M. Merriman, Trustee                                          2,211                                                65,000
Hubert D. Vos, Trustee                                              2,211                                                66,000
Paul M. Wythes, Trustee                                             1,694                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
New Era Fund
Donald W. Dick, Jr., Director                                      $1,481                                               $82,000
David K. Fagin, Director                                            1,840                                                65,000
Hanne M. Merriman, Director                                         1,840                                                65,000
Hubert D. Vos, Director                                             1,840                                                66,000
Paul M. Wythes, Director                                            1,481                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
New Horizons Fund
Donald W. Dick, Jr., Director                                      $2,829                                               $82,000
David K. Fagin, Director                                            4,216                                                65,000
Hanne M. Merriman, Director                                         4,216                                                65,000
Hubert D. Vos, Director                                             4,216                                                66,000
Paul M. Wythes, Director                                            2,829                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Fund
Donald W. Dick, Jr., Director                                      $1,023                                               $82,000
David K. Fagin, Director                                            1,032                                                65,000
Hanne M. Merriman, Director                                         1,032                                                65,000
Hubert D. Vos, Director                                             1,032                                                66,000
Paul M. Wythes, Director                                            1,023                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Science & Technology Fund
Donald W. Dick, Jr., Director                                      $2,323                                               $82,000
David K. Fagin, Director                                            3,321                                                65,000
Hanne M. Merriman, Director                                         3,321                                                65,000
Hubert D. Vos, Director                                             3,321                                                66,000
Paul M. Wythes, Director                                            2,323                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Stock Fund
Donald W. Dick, Jr., Director                                      $1,369                                               $82,000
David K. Fagin, Director                                            1,638                                                65,000
Hanne M. Merriman, Director                                         1,638                                                65,000
Hubert D. Vos, Director                                             1,638                                                66,000
Paul M. Wythes, Director                                            1,369                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Value Fund
Donald W. Dick, Jr., Director                                      $1,722                                               $82,000
David K. Fagin, Director                                            2,266                                                65,000
Hanne M. Merriman, Director                                         2,266                                                65,000
Hubert D. Vos, Director                                             2,266                                                66,000
Paul M. Wythes, Director                                            1,722                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Total Market Equity Index Fund
Donald W. Dick, Jr., Director                                        $920                                               $82,000
David K. Fagin, Director                                              927                                                65,000
Hanne M. Merriman, Director                                           927                                                65,000
Hubert D. Vos, Director                                               927                                                66,000
Paul M. Wythes, Director                                              920                                                80,000
------------------------------------------------------------------------------------------------------------------------------------
Value Fund
Donald W. Dick, Jr., Director                                      $1,282                                               $82,000
David K. Fagin, Director                                            1,489                                                65,000
Hanne M. Merriman, Director                                         1,489                                                65,000
Hubert D. Vos, Director                                             1,489                                                66,000
Paul M. Wythes, Director                                            1,282                                                80,000
------------------------------------------------------------------------------------------------------------------------------------

 (a) Amounts in this column are based on accrued compensation for calendar year 1998.


 (b) Amounts in this column are based on compensation received from January 1, 1998, to December 31, 1998. The T. Rowe Price complex included 87 funds as of December 31, 1998.



   All Funds

   The Fund's Executive Committee, consisting of the Fund's interested directors/trustees, has been authorized by its respective Board of Directors/Trustees to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.



 PRINCIPAL HOLDERS OF SECURITIES
 -------------------------------------------------------------------------------
   As of the date of the prospectus, the officers and directors/trustees of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.


   As of April 1, 1999, the following shareholders beneficially owned more than 5% of the outstanding shares of the Fund:

   Balanced Fund: T. Rowe Price Retirement Plan Services Inc., Fred Meyer Inc. 401k Sav Plan Fred Plan #105054, New Business Group Conv Asset #68, P.O. Box 17215, Baltimore, Maryland 21297-1215;

   Blue Chip Growth Fund: T. Rowe Price Retirement Plan Services TR Blue Chip Growth Fund, Attn.: Asset Reconciliations, P.O. Box 17215, Baltimore, Maryland 21297-1215; Fidelity Investments Institutional Operations Co., FIIOC as Agent for Merck & Co. Inc. #83169, 100 Magellan Way (KW1C), Covington, Kentucky 41015-1999;

   Financial Services Fund: T. Rowe Price Retirement Plan Services Inc., New Business Group for #117, P.O. Box 17215, Baltimore, Maryland 21297-1215;

   Health Sciences Fund: T. Rowe Price Retirement Plan Services Inc. Co. Omnibus Plan #Omni Plan Installation Team for #114, P.O. Box 17215, Baltimore, Maryland 21297-1215;

   Mid-Cap Equity Growth Fund: Atlantic Trust Company NA, Attn.: Nominee Account, 100 Federal Street, 37th Floor, Boston, Massachusetts 02110-1802; St Joe Co. Salaried Pension Plan, 1650 Prudential Drive, Ste. 400, Jacksonville, Florida 32207-8166; Pell Rudman Trust Co. NA, Nominee Acct., Attn.: Mutual Funds, 100 Federal St., 37th Fl., Boston Massachusetts 02110-1802; Roland & Company c/o Mercantile Bank of St. Louis Trust Securities Unit 17-1, P.O. Box 387, St. Louis, Missouri 63166-0387; Trustmark National Bank TR FBO Various Accounts-RR 248 Capital St., Jackson, Mississippi 39201-2503;

   New Horizons Fund: The City of New York Deferred Compensation Plan, IRC
   Section 457 Plan, 40 Rector St., 3rd Fl., New York, New York 10006-1705;

   Small-Cap Stock Fund: Sigler & Co. C F Smithsonian Int. Wellington Trust Co. RD 79866-77, Chase Manhattan Bank, Attn.: Hazel Drinkard, 770 Broadway, 10th Fl., New York, New York 10003-9522;

   Blue Chip Growth, Growth & Income, Growth Stock, Mid-Cap Value, New Era, and New Horizons Funds: Pirateline & Co., FBO Spectrum Growth Fund Acct., Attn.:
   Mark White, State Street Bank & Trust Co., 1776 Heritage Drive-4W, North Quincy, Massachusetts 02171-2197;


   Dividend Growth, Mid-Cap Growth, New Era, Science & Technology, Small-Cap Stock, and Value Funds: Charles Schwab & Co. Inc., Reinvest. Account, Attn.:
   Mutual Fund Dept., 101 Montgomery St., San Francisco, California 94104-4122;

   Growth & Income and Science & Technology Funds: Manulife Financial USA, 200 Bloor St East NT3, Toronto, Ontario Canada M4WIE5, Attn.: Rosie Chuck, Pension Accounting.



 INVESTMENT MANAGEMENT SERVICES
 -------------------------------------------------------------------------------
   Services
   Under the Management Agreement, T. Rowe Price provides the Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of the Fund in accordance with the Fund's investment objectives, program, and restrictions as provided in its prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of the Fund, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. In addition to these services, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund's custodian and transfer agent; assisting the Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors/trustees, and committee members of the Fund without cost to the Fund.

   The Management Agreement also provides that T. Rowe Price, its directors/trustees, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

   All Funds except Equity Index 500, Extended Equity Market Index, Total Equity Market Index, and Mid-Cap Equity Growth Funds

   Management Fee
   The Fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below.

   The monthly Group Fee ("Monthly Group Fee") is the sum of the daily Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Price Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

 Price Funds' Annual Group Base Fee Rate for Each Level of
                          Assets
                                                         0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Next $40
                                                                                                                     billion
                                                         ---------------------------------------------------------------------------
                                                         0.390%  Next $1 billion   0.330%  Next $10 billion  0.295%  Thereafter
                                                         ---------------------------------------------------------------------------
                                                         0.370%  Next $1 billion   0.320%  Next $10 billion




   For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by Investment Services, (excluding the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Funds' prospectus as of the close of business on the previous business day on which the Fund was open for business.

   The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
   (1) over the number of calendar days in the year by the individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees are listed in the following chart:

Balanced Fund                                                              0.15%
Blue Chip Growth Fund                                                      0.30%
Capital Appreciation Fund                                                  0.30%
Capital Opportunity Fund                                                   0.35%
Diversified Small-Cap Growth Fund                                          0.35%
Dividend Growth Fund                                                       0.20%
Equity Income Fund                                                         0.25%
Financial Services Fund                                                    0.35%
Growth & Income Fund                                                       0.25%
Growth Stock Fund                                                          0.25%
Health Sciences Fund                                                       0.35%
Media & Telecommunications Fund                                            0.35%
Mid-Cap Growth Fund                                                        0.35%
Mid-Cap Value Fund                                                         0.35%
New America Growth Fund                                                    0.35%
New Era Fund                                                               0.25%
New Horizons Fund                                                          0.35%
Real Estate Fund                                                           0.30%
Small-Cap Stock Fund                                                       0.45%
Science & Technology Fund                                                  0.35%
Small-Cap Value Fund                                                       0.35%
Value Fund                                                                 0.35%

   The following chart sets forth the total management fees, if any, paid to T. Rowe Price by each Fund, during the last three years:

                       Fund                               1998            1997             1996
                       ----                               ----            ----             ----
Balanced                                              $ 6,809,000     $ 5,317,000      $ 3,765,000
Blue Chip Growth                                       19,869,000       8,706,000        1,924,000
Capital Appreciation                                    3,939,000       3,861,000        4,218,000
Capital Opportunity                                       991,000         899,000          890,000
Diversified Small-Cap Growth                              325,000          81,000              (a)
Dividend Growth                                         5,482,000       2,659,000          754,000
Equity Income                                          77,394,000      60,406,000       37,762,000
Equity Index 500                                        4,169,000       2,516,000          925,000
Extended Equity Market Index                                    0             (a)              (a)
Financial Services                                      1,582,000         636,000              (b)
Growth & Income                                        20,258,000      17,390,000       12,048,000
Growth Stock                                           25,573,000      22,078,000       17,848,000
Health Sciences                                         1,926,000       1,811,000          750,000
Media & Telecommunications ( c)                         1,301,000       1,783,000        3,056,000
Mid-Cap Equity Growth                                     633,000         117,000              (b)
Mid-Cap Growth                                         16,692,000       8,533,000        4,390,000
Mid-Cap Value                                           1,596,000         728,000           22,000
New America Growth                                     12,703,000      10,541,000        8,648,000
New Era                                                 7,211,000       9,144,000        7,559,000
New Horizons                                           33,743,000      31,439,000       25,875,000
Real Estate                                                   (b)             (b)              (a)
Science & Technology                                   24,865,000      24,246,000       19,792,000
Small-Cap Stock                                         7,791,000       4,405,000        2,619,000
Small-Cap Value                                        13,021,000      11,594,000        8,187,000
Total Equity Market Index                                       0             (a)              (a)
Value                                                   5,176,000       2,597,000          748,000
-----------------------------------------------------------------------------------------------------


  (a) Prior to commencement of operations.

  (b) Due to each Fund's expense limitation in effect at that time, no management fees were paid by the Funds to T. Rowe Price.

  (c) Fees listed were paid under this Fund's previous management agreement, prior to becoming an open-end mutual fund.



   The Management Agreement between the Fund and T. Rowe Price provides that the Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

   For Capital Opportunity, Diversified Small-Cap Growth, Dividend Growth, Equity Index 500, Financial Services, Health Sciences, Mid-Cap Equity Growth, Mid-Cap Value, Real Estate, and Value Funds

   The following chart sets forth expense ratio limitations and the periods for which they are effective. For each, T. Rowe Price has agreed to bear any Fund expenses which would cause the Fund's ratio of expenses to average net assets to exceed the indicated percentage limitations. The expenses borne by T. Rowe Price are subject to reimbursement by the Fund through the indicated reimbursement date, provided no reimbursement will be made if it would result in the Fund's expense ratio exceeding its applicable limitation.

                                                                                         Expense       Reimbursement
                             Fund                                 Limitation Period      -------       -------------
                             ----                                 -----------------       Ratio            Date
                                                                                          -----            ----
                                                                                        Limitation
                                                                                        ----------
                                                                January 1, 1999 -
Diversified Small-Cap Growth(a)                                 December 31, 2000         1.25%     December 31, 2002
                                                                January 1, 1998 -
Equity Index 500(b)                                             December 31, 1999         0.40%     December 31, 2001
                                                                September 30, 1996 -
Financial Services                                              December 31, 1998         1.25%     December 31, 2000
                                                                December 31, 1995 -
Health Sciences                                                 December 31, 1997         1.35%     December 31, 1999
                                                                July 31, 1996 -
Mid-Cap Equity Growth                                           December 31, 1997         0.85%     December 31, 1999
                                                                June 28, 1996 -
Mid-Cap Value                                                   December 31, 1997         1.25%     December 31, 1999
Real Estate                                                     October 31, 1997 -        1.00%     December 31, 2001
                                                                December 31, 1999
-----------------------------------------------------------------------------------------------------------------------


 (a) The Diversified Small-Cap Growth Fund previously operated under a 1.25% limitation that expired December 31, 1998. The reimbursement period for this limitation extends through December 31, 2000.

 (b) The Equity Index 500 Fund previously operated under a 0.40% limitation that expired December 31, 1997. The reimbursement period for this limitation extends through December 31, 1999.



   Each of the above-referenced Fund's Management Agreement also provides that one or more additional expense limitations periods (of the same or different time periods) may be implemented after the expiration of the current expense limitation, and that with respect to any such additional limitation period, the Fund may reimburse T. Rowe Price, provided the reimbursement does not result in the Fund's aggregate expenses exceeding the additional expense limitation.


   Pursuant to Capital Opportunity Fund's expense limitation that expired on December 31, 1996, $72,000 of previously unaccrued management fees and expenses were repaid for the year ended December 31, 1998. Additionally, $22,000 of management fees were permanently waived as of December 31, 1998.

   Pursuant to the Diversified Small-Cap Growth Fund's current expense limitation, $146,000 of management fees were not accrued for the year ended December 31, 1998.

   Pursuant to the Equity Index 500 Fund's previous expenses limitation, $283,000 of management fees were not accrued by the Fund for the year ended December 31, 1997. Additionally, $370,000 of unaccrued 1996 management fees are subject to reimbursement through December 31, 1999.

   Pursuant to the Financial Services Fund's current expense limitation, $24,000 of management fees were not accrued by the Fund for the year ended December 31, 1997 and $26,000 of unaccrued fees and expenses are subject to reimbursement through December 31, 2000.


   Pursuant to the Mid-Cap Equity Growth Fund's current expense limitation, $84,000 of previously unaccrued management fees were repaid by the Fund for the year ended December 31, 1998, and $32,000 remains unaccrued from prior periods and subject to reimbursement through December 31, 1999.

   Pursuant to the Mid-Cap Value Fund's current expense limitation, $71,000 of previously unaccrued management fees were repaid by the Fund for the year ended December 31, 1997 and $7,000 remains subject to reimbursement through December 31, 1999.

   Pursuant to the Real Estate Fund's current expense limitation, $5,000 of management fees were not accrued by the Fund for the year ended December 31, 1997, and $18,000 of other expenses were borne by the Manager.


                                 Management Fee

   Equity Index 500 Fund
   The Fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.20% of the average daily net asset value of the Fund.

   Extended Equity Market Index and Total Equity Market Index Funds Each Fund pays T. Rowe Price an annual all-inclusive fee in monthly installments of 0.40% of the average daily net assets of the Fund.

   Mid-Cap Equity Growth Fund
   The Fund pays T. Rowe Price an annual investment management fee in monthly installments of 0.60% of the average daily net asset value of the Fund.

   Blue Chip Growth, Equity Income, Growth & Income, Growth Stock, Mid-Cap Value, New Era, and New Horizons Funds

   T. Rowe Price Spectrum Fund, Inc.
   The Funds listed above are a party to a Special Servicing Agreement ("Agreement") between and among T. Rowe Price Spectrum Fund, Inc. ("Spectrum Fund"), T. Rowe Price, and various other T. Rowe Price funds which, along with the Fund, are funds in which Spectrum Fund invests (collectively all such funds "Underlying Price Funds").

   Each Agreement provides that, if the Board of Directors/Trustees of any Underlying Price Fund determines that such Underlying Fund's share of the aggregate expenses of Spectrum Fund is less than the estimated savings to the Underlying Price Fund from the operation of Spectrum Fund, the Underlying Price Fund will bear those expenses in proportion to the average daily value of its shares owned by Spectrum Fund, provided further that no Underlying Price Fund will bear such expenses in excess of the estimated savings to it. Such savings are expected to result primarily from the elimination of numerous separate shareholder accounts which are or would have been invested directly in the Underlying Price Funds and the resulting reduction in shareholder servicing costs. Although such cost savings are not certain, the estimated savings to the Underlying Price Funds generated by the operation of Spectrum Fund are expected to be sufficient to offset most, if not all, of the expenses incurred by Spectrum Fund.


   Management Related Services
   As noted above, the Management Agreement spells out the expenses to be paid by the Fund. In addition to the Management Fee, the Fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

   T. Rowe Price Services, Inc., a wholly owned subsidiary of T. Rowe Price, acts as the Fund's transfer and dividend disbursing agent and provides shareholder and administrative services. Services for certain types of retirement plans are provided by T. Rowe Price Retirement Plan Services, Inc., also a wholly owned subsidiary. The address for each is 100 East Pratt St., Baltimore, MD 21202. Additionally, T. Rowe Price, under a separate agreement with the Funds, provides accounting services to the Funds.

   The Funds paid the expenses shown in the following table for the fiscal year ended December 31, 1998, to T. Rowe Price and its affiliates.

                             Transfer Agent and     Retirement     Accounting
           Fund             Shareholder Services  Subaccounting     Services
           ----             --------------------     Services       --------
                                                     --------
Balanced                        $   536,000        $ 2,857,000      $ 94,000
Blue Chip Growth                  4,052,000          2,953,000        62,000
Capital Appreciation                780,000          1,150,000        87,000
Capital Opportunity                 290,000             23,000        62,000
Diversified Small-Cap
Growth                              246,000                  -        62,000
Dividend Growth                   1,411,248            171,000        67,000
Equity Income                    10,397,000         11,031,000        87,000
Equity Index 500                  1,568,000          2,766,000        63,000
Extended Equity Market
Index                                35,000                  -        55,000
Financial Services                  530,000             77,000        62,000
Growth & Income                   3,062,000          2,502,000        87,000
Growth Stock                      2,868,000          2,853,000       108,000
Health Sciences                     743,000             69,000        62,000
Media & Telecommunications          354,000              5,000        62,000
Mid-Cap Equity Growth                 8,000                  -        62,000
Mid-Cap Growth                    2,348,000          1,589,000        62,000
Mid-Cap Value                       557,000             18,000        62,000
New America Growth                1,421,000          2,655,000        72,000
New Era                           1,279,000            240,000        74,000
New Horizons                      3,798,000          4,300,000        97,000
Real Estate                         127,000                  -        62,000
Science & Technology              5,076,000          2,136,000        72,000
Small-Cap Stock                   1,342,000            142,000        87,000
Small-Cap Value                   1,404,000          1,593,000        62,000
Total Equity Market Index            72,000                  -        55,000
Value                             1,157,000            327,000        62,000



   All Funds


 DISTRIBUTOR FOR THE FUNDS
 -------------------------------------------------------------------------------
   Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as Fund's distributor. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous.

   Investment Services is located at the same address as the Fund and T. Rowe Price-100 East Pratt Street, Baltimore, Maryland 21202.

   Investment Services serves as distributor to the Fund pursuant to an Underwriting Agreement ("Underwriting Agreement"), which provides that the Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

   The Underwriting Agreement provides that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling Fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares, except for those fees and expenses specifically assumed by the Fund. Investment Services' expenses are paid by T. Rowe Price.

   Investment Services acts as the agent of the Fund in connection with the sale of its shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Fund.

   All Funds


 CUSTODIAN
 -------------------------------------------------------------------------------
   State Street Bank and Trust Company is the custodian for the Fund's U.S. securities and cash, but it does not participate in the Fund's investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the Bank and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Corporation. State Street Bank's main office is at 225 Franklin Street, Boston, Massachusetts 02110.

   The Fund (other than Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds) has entered into a Custodian Agreement with The Chase Manhattan Bank, N.A., London, pursuant to which portfolio securities which are purchased outside the United States are maintained in the custody of various foreign branches of The Chase Manhattan Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. The address for The Chase Manhattan Bank, N.A., London is Woolgate House, Coleman Street, London, EC2P 2HD, England.



 SHAREHOLDER SERVICES BY OUTSIDE PARTIES
 -------------------------------------------------------------------------------
   The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.



 CODE OF ETHICS
 -------------------------------------------------------------------------------
   The Fund's investment adviser (T. Rowe Price) has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. In addition, all employees must report their personal securities transactions within 10 days of their execution. Employees will not be permitted to effect transactions in a security: if there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

 PORTFOLIO TRANSACTIONS
 -------------------------------------------------------------------------------
   Investment or Brokerage Discretion
   Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business.


                      How Brokers and Dealers Are Selected

   Equity Securities

   In purchasing and selling equity securities, it is T. Rowe Price's policy to obtain quality execution at the most favorable prices through responsible brokers and dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, the Fund may pay higher brokerage commissions in return for brokerage and research services. As a general practice, over-the-counter orders are executed with market-makers. In selecting among market-makers, T. Rowe Price generally seeks to select those it believes to be actively and effectively trading the security being purchased or sold. In selecting broker-dealers to execute the Fund's portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and brokerage and research services provided by them. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution services.

   Fixed Income Securities
   Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

   With respect to equity and fixed income securities, T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive research services in connection with brokerage transactions, including designations in a fixed price offerings.


 How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions
                                      Paid


   On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates,
   T. Rowe Price considers: (a) historical commission rates; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.


       Descriptions of Research Services Received From Brokers and Dealers

   T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

   Research services received from brokers and dealers are supplemental to T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price's Equity Research Division to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

   T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934,
   T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.


              Commissions to Brokers Who Furnish Research Services

   Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.


                         Internal Allocation Procedures

   T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

   Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

                                  Miscellaneous

   T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

   From time to time, orders for clients may be placed through a computerized transaction network.

   The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

   Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.


   At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.


                            Trade Allocation Policies

   T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal, and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro-rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, the Trading Desks seek to achieve the same net unit price of the securities for each participating client. Because a pro-rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro-rata basis. Examples of where adjustments may be made include: (i) reallocations to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) reallocations to eliminate deminimis positions; (iii) priority for accounts with specialized investment policies and objectives; and (iv) reallocations in light of a participating portfolio's characteristics (e.g., industry or issuer concentration, duration, and credit exposure).


                  Transactions With Related Brokers and Dealers


   As provided in the Investment Management Agreement between the Fund and T. Rowe Price, T. Rowe Price is responsible not only for making decisions with respect to the purchase and sale of the Fund's portfolio securities, but also for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. It is expected that, from time to time, T. Rowe Price may place orders for the Fund's portfolio transactions with broker-dealer affiliates of Robert Fleming Holdings Limited ("Robert Fleming" or "Flemings"), an affiliate of Price-Fleming. Robert Fleming, through Copthall

   Overseas Limited, a wholly owned subsidiary, owns 25% of the common stock of Price-Fleming. Fifty percent of the common stock of Price-Fleming is owned by TRP Finance, Inc., a wholly owned subsidiary of T. Rowe Price, and the remaining 25% is owned by Jardine Fleming Holdings Limited, a subsidiary of Jardine Fleming Group Limited ("JFG"). JFG is owned by Robert Fleming.

   The Board of Directors/Trustees of the Fund has authorized T. Rowe Price to utilize certain affiliates of Robert Fleming and JFG in the capacity of broker in connection with the execution of the Fund's portfolio transactions. Other affiliates of Robert Fleming Holding and JFG also may be used. Although it does not believe that the Fund's use of these brokers would be subject to
   Section 17(e) of the 1940 Act, the Board of Directors/Trustees of the Fund has agreed that the procedures set forth in Rule 17e-1 under that Act will be followed when using such brokers.


                                      Other

   For the years 1998, 1997, and 1996, the total brokerage commissions paid by each Fund, including the discounts received by securities dealers in connection with underwritings, and the percentage of these commissions paid to firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of each Fund, or, in some cases, to each Fund, was as shown below.


                                     1998                1997                1996
            Fund              Commissions   %     Commissions   %     Commissions    %
            ----              -----------   -     -----------   -     -----------    -
Balanced                      $1,050,595    4.6%  $ 1,276,793   9.7%  $   292,325   13.0%
Blue Chip Growth               5,418,392   43.0%    2,567,926  54.2%      748,661   34.6%
Capital Appreciation           1,630,383   45.7%    1,734,274  35.4%      886,009   46.6%
Capital Opportunity              355,413   32.6%      506,307  43.4%      764,518   38.7%
Diversified Small-Cap Growth      94,322    0.5%      107,676     0           (a)    (a)
Dividend Growth                1,936,978   59.4%    1,620,702  42.3%      478,131   28.6%
Equity Income                  6,883,655   35.2%    8,137,149  59.3%    6,912,071   59.2%
Equity Index 500                 258,633    0.5%      150,827   0.0%       37,146    0.0%
Extended Equity Market Index      27,382    0.2%          (a)   (a)           (a)    (a)
Financial Services               756,976    2.0%      839,766   3.2%       60,862      0
Growth & Income                2,272,536   28.4%    2,971,378  29.1%    1,874,214   42.7%
Growth Stock                   8,459,575   42.0%    5,523,460  53.9%    5,630,241   48.7%
Health Sciences                  333,803   54.8%    1,040,908  31.2%    1,488,623   20.4%
Media & Telecommunications       740,649    9.1%      357,871  26.8%    1,659,735   15.0%
Mid-Cap Equity Growth            255,381   29.4%      140,756  21.9%       24,079   12.0%
Mid-Cap Growth                 5,757,447   34.8%    4,686,813  32.3%    3,149,050   27.9%
Mid-Cap Value                    391,302   46.7%      364,072  36.4%       92,359   17.0%
New America Growth             4,150,396   14.2%    3,220,413  26.6%    1,344,080   31.6%
New Era                        1,871,968   57.9%    3,029,701  43.0%    2,500,868   45.2%
New Horizons                   8,448,650    5.0%   10,028,310  10.3%   15,900,960    6.5%
Real Estate                      162,606   13.8%       35,421   0.8%          (a)    (a)
Science & Technology           4,348,665   31.3%    4,421,394  33.3%    5,713,825   39.1%
Small-Cap Stock                1,829,514   20.7%    1,742,106   8.3%    1,044,665    5.5%
Small-Cap Value                1,488,300   32.1%    2,503,146  19.1%    1,289,012   31.8%
Total Market Equity Index         28,271    0.2%          (a)   (a)           (a)    (a)
Value                          1,876,931   75.7%    1,200,103  66.0%      780,033   57.4%
------------------------------------------------------------------------------------------



 (a) Prior to commencement of operations.

   On December 31, 1998, the Balanced Fund held common stock of J.P. Morgan with a value of $2,257,000. The Fund also held a bond of Lehman Brothers Holding, with a value of $1,625,000. The Fund also held a GMAC MTN valued at $81,000. In 1997, J.P. Morgan, Lehman Brothers Holding, and GMAC were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 1998, the Blue Chip Growth Fund held common stock of Chase Manhattan with a value of $21,900,000, and a Morgan Stanley MTN valued at $5,005,000. In 1997, Chase Manhattan and Morgan Stanley were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 1998, the Equity Income Fund held common stock of the following regular brokers or dealers of the Fund: Bankers Trust - $106,816,000; Chase Manhattan - $109,500,000; J.P. Morgan - $101,588,000; and
   Morgan Stanley (MTN) - $36,035,000. In 1997, Bankers Trust, Chase Manhattan, J.P. Morgan, and Morgan Stanley were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 1998, the Equity Index 500 Fund held common stock of the following regular brokers or dealers of the Fund: Bankers Trust - $2,742,000; Citicorp - $14,318,000; Chase Manhattan - $11,498,000; J.P. Morgan - $4,961,000; and Merrill Lynch - $6,041,000. In 1997, Bankers Trust, Citicorp, Chase Manhattan, J.P. Morgan, and Merrill Lynch were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 1998, the Financial Services Fund held common stock of the following regular brokers or dealers of the Fund: Chase Manhattan - $3,832,000; First Chicago NBD - $1,670,000; Morgan Stanley - $1,035,000; and
   Nations Bank Montgomery - $2,372,000. In 1997, Chase Manhattan, First Chicago NBD, Morgan Stanley, and NationsBank Montgomery were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 1998, the Growth and Income Fund held common stock or the following regular brokers or dealers of the Fund: Chase Manhattan - $49,275,000; and Citicorp - $31,176,000. In 1997, Chase Manhattan and Citicorp were among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 1998, the Growth Stock Fund held common stock of Mellon Bank valued at $19,703,000. In 1997, Mellon Bank was among the Fund's regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   On December 31, 1998, the Growth & Income and Small-Cap Value Funds held Morgan Stanley Group MTN, both valued at $10,010,000, respectively. In 1997, The Morgan Stanley Group was among the Funds' regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act.

   The portfolio turnover rate for each Fund for the years ended 1998, 1997, and 1996, was as follows:

            Fund                  1998           1997          1996
            ----                  ----           ----          ----
Balanced                          12.5%          15.5%          22.3%
Blue Chip Growth                  34.5%          23.7%          26.3%
Capital Appreciation              52.6%          48.3%          44.2%
Capital Opportunity               73.8%          85.0%         107.3%
Diversified Small-Cap Growth      39.8%          13.4%           (b)
Dividend Growth                   37.3%          39.1%          43.1%
Equity Income                     22.6%          23.9%          25.0%
Equity Index 500                   4.7%           0.7%           1.3%
Extended Equity Market Index      28.7%           (b)            (b)
Financial Services                46.8%          46.0%           5.6%(a)
Growth & Income                   20.5%          15.7%          13.5%
Growth Stock                      54.8%          40.9%          49.0%
---------------------------------------------------------------------------
Health Sciences                   85.7%         104.4%         133.1%
Media & Telecommunications        48.9%          38.6%         102.9%
Mid-Cap Equity Growth             52.8%          41.0%          31.3%(a)
Mid-Cap Growth                    46.7%          42.6%          38.1%
Mid-Cap Value                     32.0%          16.0%           3.9%(a)
New America Growth                45.6%          43.2%          36.7%
New Era                           23.1%          27.5%          28.6%
New Horizons                      41.2%          45.2%          41.4%
Real Estate                       56.8%           8.4%           (b)
Science & Technology             108.9%         133.9%         125.6%
Small-Cap Stock                   25.9%          22.9%          31.1%
Small-Cap Value                   17.3%          14.6%          15.2%
Total Equity Market Index          1.9%           (b)            (b)
Value                             72.1%          67.2%          68.0%
---------------------------------------------------------------------------

    (a) Annualized.
    (b) Prior to commencement of operations.


   All Funds


 PRICING OF SECURITIES
 -------------------------------------------------------------------------------
   Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors/Trustees, or by persons delegated by the Board, best to reflect fair value.

   Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost in local currency which, when combined with accrued interest, approximates fair value.

   Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the latest bid and asked prices, respectively.

   For the purposes of determining the Fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

   Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by or under the supervision of the officers of the Fund, as authorized by the Board of Directors/Trustees.

   All Funds


 NET ASSET VALUE PER SHARE
 -------------------------------------------------------------------------------
   The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share or share price. The Fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is normally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Dr. Martin Luther King, Jr. Holiday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   Determination of net asset value (and the offering, sale redemption and repurchase of shares) for the Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.



 DIVIDENDS AND DISTRIBUTIONS
 -------------------------------------------------------------------------------

   Unless you elect otherwise, the Fund's capital gain distributions, final quarterly dividend (Balanced, Dividend Growth, Equity Income, Equity Index 500, Growth & Income, Mid-Cap Value, Real Estate, Total Equity Market Index, and Value Funds) and annual dividend (other funds), if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by one day, although the exact timing is subject to change and can be as great as 10 days.



 TAX STATUS
 -------------------------------------------------------------------------------
   The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code.

   A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. The Fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of ordinary income and capital gains as of December 31 to avoid a federal income tax.

   At the time of your purchase, the Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, the Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

   If, in any taxable year, the Fund should not qualify as a regulated investment company under the code: (i) the Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) the Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends).


                        Taxation of Foreign Shareholders

   The Code provides that dividends from net income will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividends in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by the Fund are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

   All Funds except Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

   To the extent the Fund invests in foreign securities, the following would apply:


                      Passive Foreign Investment Companies

   The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the fund held its investment. In addition, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

   To avoid such tax and interest, the Fund intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains and losses will be treated as ordinary income. The Fund will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.


                        Foreign Currency Gains and Losses

   Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the Fund will be increased. If the result is a loss, the income dividend paid by the Fund will be decreased, or to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the Fund's taxable year.

   All Funds


 INVESTMENT PERFORMANCE
 -------------------------------------------------------------------------------

                            Total Return Performance

   The Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gain dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

                   Cumulative Performance Percentage Change
                         1 Yr.     5 Yrs.     10 Yrs.     % Since     Inception
                         -----     ------     -------     -------     ---------
                         Ended      Ended      Ended     Inception      Date
                         -----      -----      -----     ---------      ----
                        12/31/98  12/31/98    12/31/98    12/31/98
                        --------  --------    --------    --------
S & P 500                28.57%    193.88%    479.58%        --       --
Dow Jones Industrial
Average                  18.13     173.37     461.09         --       --
CPI                       1.86      12.69      36.35         --       --

Balanced Fund            15.97      93.34     272.43     39,476.74%   12/31/39
Blue Chip Growth Fund    28.84     191.85      --           233.66    06/30/93
Capital Appreciation
Fund                      5.77      82.67     236.86        368.43    06/30/86
Capital Opportunity
Fund                     14.70      --         --           137.12    11/30/94
Diversified Small-Cap
Growth Fund               3.58      --         --            10.94    06/30/97
Dividend Growth Fund     15.04     153.83      --           203.08    12/30/92
Equity Income Fund        9.23     136.14     311.08        657.46    10/31/85
Equity Index 500Fund     28.31     189.73      --           340.45    03/30/90
Financial Services
Fund                     11.55      --         --            78.91    09/30/96
Growth & Income Fund      9.96     123.11     305.26        775.45    12/21/82
Growth Stock Fund        27.41     159.31     410.12     27,314.35    04/11/50
Health Sciences Fund     22.37      --         --            85.22    12/29/95
Media &
Telecommunications
Fund(a)                  35.14     150.08      --           143.62    10/13/93
Mid-Cap Equity Growth
Fund                     21.45      --         --            66.93    07/31/96
Mid-Cap Growth Fund      22.00     154.76      --           300.52    06/30/92
Mid-Cap Value Fund        1.39      --         --            49.88    06/28/96
New America Growth
Fund                     17.89     128.88     481.06        745.27    09/30/85
New Era Fund             -9.88      57.81     141.73      1,699.80    01/20/69
New Horizons Fund         6.25     112.81     398.70      7,747.35    06/03/60
Real Estate Fund        -14.86      --         --            -8.20    10/31/97
Science & Technology
Fund                     42.35     197.84     876.95        791.98    09/30/87
Small-Cap Stock Fund     -3.46     101.67     257.15     29,036.31    06/01/56
Small-Cap Value Fund    -12.47      77.88     272.68        258.45    06/30/88
Value Fund                6.85      --         --           155.90    09/30/94
--------------------------------------------------------------------------------




 (a) Figures based on performance as a closed-end investment company traded on the New York Stock Exchange.

                   Average Annual Compound Rates of Return
                         1 Yr.     5 Yrs.     10 Yrs.     % Since    Inception
                         -----     ------     -------     -------    ---------
                         Ended      Ended      Ended     Inception     Date
                         -----      -----      -----     ---------     ----
                        12/31/98  12/31/98    12/31/98   12/31/98
                        --------  --------    --------   --------
S & P 500                28.57%    24.06%      19.21%     --             --
Dow Jones Industrial
Average                  18.13     22.28       18.82      --             --
CPI                       1.86      2.42        3.15      --             --

Balanced Fund            15.97     14.09       14.05      10.67%     12/31/39
Blue Chip Growth Fund    28.84     23.89       --         24.48      06/30/93
Capital Appreciation
Fund                      5.77     12.81       12.91      13.15      06/30/86
Capital Opportunity
Fund                     14.70     --          --         23.54      11/30/94
Diversified Small-Cap
Growth Fund               3.58     --          --          7.14      06/30/97
Dividend Growth Fund     15.04     20.48       --         20.29      12/30/92
Equity Income Fund        9.23     18.75       15.18      16.62      10/31/85
Equity Index 500 Fund    28.31     23.71       --         18.45      03/30/90
Financial Services
Fund                     11.55     --          --         29.48      09/30/96
Growth & Income Fund      9.96     17.41       15.02      14.50      12/21/82
Growth Stock Fund        27.41     20.99       17.70      12.21      04/11/50
Health Sciences Fund     22.37     --          --         22.76      12/29/95
Media &
Telecommunications
Fund(a)                  35.14     20.12       --         18.62      10/13/93
Mid-Cap Equity Growth
Fund                     21.45     --          --         23.60      07/31/96
Mid-Cap Growth Fund      22.00     20.57       --         23.79      06/30/92
Mid-Cap Value Fund        1.39     --          --         17.49      06/28/96
New America Growth
Fund                     17.89     18.01       19.24      17.48      09/30/85
New Era Fund             -9.88      9.55        9.23      10.13      01/20/69
New Horizons Fund         6.25     16.31       17.43      11.97      06/03/60
Real Estate Fund        -14.86     --          --         -7.07      10/31/97
Science & Technology
Fund                     42.35     24.39       25.60      21.47      09/30/87
Small-Cap Stock Fund     -3.46     15.06       13.58      14.25      06/01/56
Small-Cap Value Fund    -12.47     12.21       14.06      12.92      06/30/88
Value Fund                6.85     --          --         24.73      09/30/94
-------------------------------------------------------------------------------




 (a) Figures based on performance as a closed-end investment company traded on the New York Stock Exchange.




                         Outside Sources of Information

   From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (a) a broad-based index; (b) other groups of mutual funds, including T. Rowe Price Funds, tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and nonqualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


                               Other Publications

   From time to time, in newsletters and other publications issued by Investment Services, T. Rowe Price mutual fund portfolio managers may discuss economic, financial and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or the Fund; individual securities within the Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed or excluded from the Fund's portfolio.


                           Other Features and Benefits

   The Fund is a member of the T. Rowe Price family of Funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price and/or Investment Services may be made available.


                       No-Load Versus Load and 12b-1 Funds

   Unlike the T. Rowe Price funds, many mutual funds charge sales fees to investors or use fund assets to finance distribution activities. These fees are in addition to the normal advisory fees and expenses charged by all mutual funds. There are several types of fees charged which vary in magnitude and which may often be used in combination. A sales charge (or "load") can be charged at the time the fund is purchased (front-end load) or at the time of redemption (back-end load). Front-end loads are charged on the total amount invested. Back-end loads or "redemption fees" are charged either on the amount originally invested or on the amount redeemed. 12b-1 plans allow for the payment of marketing and sales expenses from fund assets. These expenses are usually computed daily as a fixed percentage of assets.

   The Fund is a no-load fund which imposes no sales charges or 12b-1 fees. No-load funds are generally sold directly to the public without the use of commissioned sales representatives. This means that 100% of your purchase is invested for you.


                               Redemptions in Kind

   In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.


                     Issuance of Fund Shares for Securities

   Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.

   Balanced Fund

   On August 31, 1992, the T. Rowe Price Balanced Fund acquired substantially all of the assets of the Axe-Houghton Fund B, a series of Axe-Houghton Funds, Inc. As a result of this acquisition, the SEC requires that the historical performance information of the Balanced Fund be based on the performance of Fund B. Therefore, all performance information of the Balanced Fund prior to September 1, 1992, reflects the performance of Fund B and investment managers other than T. Rowe Price. Performance information after August 31, 1992, reflects the combined assets of the Balanced Fund and Fund B.

   Media & Telecommunications Fund

   On July 28, 1997, the Fund converted its status from a closed-end fund to an open-end mutual fund. Prior to the conversion the Fund was known as New Age Media Fund, Inc.

   Small-Cap Stock Fund

   Effective May 1, 1997, the Fund's name was changed from the T. Rowe Price OTC Fund to the T. Rowe Price Small-Cap Stock Fund.

   Equity Index 500 Fund

   Effective January 30, 1998, the Fund's name was changed from T. Rowe Price Equity Index Fund to the T. Rowe Price Equity Index 500 Fund.

   All Funds except Capital Appreciation, Equity Income and New America Growth Funds


 CAPITAL STOCK
 -------------------------------------------------------------------------------
   The Fund's Charter authorizes the Board of Directors/Trustees to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors/Trustees may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

   Except to the extent that the Fund's Board of Directors/Trustees might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Charter contains no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right to vote as a class by the holders of the capital stock or of another affected class or classes.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors/trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors/trustees unless and until such time as less than a majority of the directors/ trustees holding office have been elected by shareholders, at which time the directors/trustees then in office will call a shareholders' meeting for the election of directors/trustees. Except as set forth above, the directors/ trustees shall continue to hold office and may appoint successor directors/trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors/trustees can, if they choose to do so, elect all the directors/trustees of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a director/trustee. As set forth in the By-Laws of the Fund, a special meeting of shareholders of the Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. The Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by Section 16(c) of the 1940 Act.

   Capital Appreciation, Equity Income, and New America Growth Funds


 ORGANIZATION OF THE FUNDS
 -------------------------------------------------------------------------------

   For tax and business reasons, the Funds were organized as Massachusetts Business Trusts, and are registered with the SEC under the 1940 Act as diversified, open-end investment companies, commonly known as "mutual fund."


   The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of a single class. The Declaration of Trust also provides that the Board of Trustees may issue additional series or classes of shares. Each share represents an equal proportionate beneficial interest in the Fund. In the event of the liquidation of the Fund, each share is entitled to a pro-rata share of the net assets of the Fund.

   Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of trustees (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders' meeting for the election of trustees. Pursuant to
   Section 16(c) of the 1940 Act, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a trustee by a vote cast in person or by proxy at a meeting called for that purpose. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of trustees can, if they choose to do so, elect all the trustees of the Trust, in which event the holders of the remaining shares will be unable to elect any person as a trustee. No amendments may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

   Shares have no preemptive or conversion rights; the right of redemption and the privilege of exchange are described in the prospectus. Shares are fully paid and nonassesable, except as set forth below. The Trust may be terminated
   (i) upon the sale of its assets to another diversified, open-end management investment company, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, or (ii) upon liquidation and distribution of the assets of the Trust, if approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which T. Rowe Price believes is remote. Upon payment of any liability incurred by the Fund, the shareholders of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund is such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.

   All Funds


 FEDERAL REGISTRATION OF SHARES
 -------------------------------------------------------------------------------
   The Fund's shares are registered for sale under the 1933 Act. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.



 LEGAL COUNSEL
 -------------------------------------------------------------------------------
   Swidler Berlin Shereff Friedman, LLP, whose address is 919 Third Avenue, New York, New York 10022-9998, is legal counsel to the Fund.



 INDEPENDENT ACCOUNTANTS
 -------------------------------------------------------------------------------
   PricewaterhouseCoopers LLP, 250 West Pratt Street, 21st Floor, Baltimore, Maryland 21201, are the independent accountants to the Funds.

   The financial statements of the Funds for the year ended December 31, 1998, and the report of independent accountants are included in the Fund's Annual Report for the year ended December 31, 1998. The audited financial statements of T. Rowe Price Extended Equity Market Index Fund, Inc., and T. Rowe Price Total Equity Market Index Fund, Inc., for the period January 30,1998 (commencement of operations) to December 31, 1998, are included in their Annual Reports for the period ended December 31, 1998. A copy of the Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in the Annual Report for the year ended December 31, 1998, are incorporated into this Statement of Additional Information by reference:


                          ANNUAL REPORT REFERENCES:

                                CAPITAL       EQUITY     NEW AMERICA  NEW ERA
                                APPRECIATION  INDEX 500  GROWTH       -------
                                ------------  ---------  ------
Report of Independent
Accountants                          27          28          20         21
Statement of Net Assets,
December 31, 1998                  13-20        3-21        11-14      11-15
Statement of Operations, year
ended
December 31, 1998                    21          22          15         16
Statement of Changes in Net
Assets, years ended
December 31, 1998 and December
31, 1997                             22          23          16         17
Notes to Financial Statements,
December 31, 1998                  23-26        24-27       17-19      18-20
Financial Highlights                 12           2          10         10

                                     SMALL-CAP  MEDIA &           DIVIDEND  EQUITY
                                     STOCK      TELECOMMUNICATIONSGROWTH    INCOME
                                     -----               ---------------    ------
Report of Independent Accountants       27             19            23        24
Statement of Net Assets, December
31, 1998                               12-21         11-13         10-17     10-17
Statement of Operations, year ended
December 31, 1998                       22             14            18        18
Statement of Changes in Net Assets,
years ended
December 31, 1998 and December 31,
1997                                    23             15            19        19
Notes to Financial Statements,
December 31, 1998                      24-26         16-18         20-22     20-23
Financial Highlights                    11             10            9         9





                                   VALUE    CAPITAL      FINANCIAL   MID-CAP
                                   -----    OPPORTUNITY  SERVICES    VALUE
                                            -----------  --------    -----
Report of Independent Accountants    21         22           20          24
Statement of Net Assets, December
31, 1998                            9-15       12-16       12-14       11-17
Statement of Operations, year
ended
December 31, 1998                    16         17           15          18
Statement of Changes in Net
Assets, years ended
December 31, 1998 and December
31, 1997                             17         18           16          19
Notes to Financial Statements,
December 31, 1998                   18-20      19-21       17-19       20-23
Financial Highlights                  8         11           11          10





                                  SCIENCE &   BLUE CHIP   GROWTH &   HEALTH
                                  TECHNOLOGY  GROWTH      INCOME     SCIENCES
                                  ----------  ------      ------     --------
Report of Independent                                                   2
Accountants                           20          27         23         0
Statement of Net Assets,
December 31, 1998                   11-14       13-20       9-16      11-14
Statement of Operations, year
ended
December 31, 1998                     15          21         17         15
Statement of Changes in Net
Assets, years ended
December 31, 1998 and December
31, 1997                              16          22         18         16
Notes to Financial Statements,
December 31, 1998                   17-19       23-26       19-22     17-19
Financial Highlights                  10          12          8         10





                                       BALANCED  NEW       GROWTH    MID-CAP
                                       --------  HORIZONS  STOCK     GROWTH
                                                 --------  -----     ------
                                                    3
Report of Independent Accountants         48        0         24        24
                                                    1
                                                    1
Portfolio of Investments, December                  -
31, 1998                                11-40       22      11-17     12-17
Statement of Assets and Liabilities,                2
December 31, 1998                         41        3         18        18
Statement of Operations, year ended                 2
December 31, 1998                         42        4         19        19
Statement of Changes in Net Assets,
years ended
December 31, 1998 and December 31,                  2
1997                                      43        5         20        20
Notes to Financial Statements,                     26-
December 31, 1998                       44-47       29      21-23     21-23
                                                    1
Financial Highlights                      10        0         10        11

                                                       MID-CAP
                                                       EQUITY GROWTH
                                                       -------------
Report of Independent Accountants                           15
Statement of Net Assets, December 31, 1998                 8-10
Statement of Operations, year ended December 31, 1998       11
Statement of Changes in Net Assets, years ended
December 31, 1998 and December 31, 1997                     12
Notes to Financial Statements, December 31, 1998           13-14
Financial Highlights                                         7




                                                        SMALL-CAP
                                                        VALUE
                                                        -----
Report of Independent Accountants                           28
Portfolio of Investments, December 31, 1998               11-21
Statement of Assets and Liabilities, December 31, 1998      22
Statement of Operations, year ended December 31, 1998       23
Statement of Changes in Net Assets, years ended
December 31, 1998 and December 31, 1997                     24
Notes to Financial Statements, December 31, 1998          25-27
Financial Highlights                                        10




                                                       DIVERSIFIED
                                                       SMALL-CAP
                                                       GROWTH
                                                       ------
Report of Independent Accountants                           28
Statement of Net Assets, year ended December 31, 1998     11-22
Statement of Operations, year ended December 31, 1998       23
Statement of Changes in Net Assets, years ended
December 31, 1998 and June 20, 1997 (commencement of
operations) to December 31, 1998                            24
Notes to Financial Statements, December 31, 1998          25-27
Financial Highlights                                        10





                                                       REAL ESTATE
                                                       -----------
Report of Independent Accountants                          18
Statement of Net Assets, year ended December 31, 1998     10-12
Statement of Operations, year ended December 31, 1998      13
Statement of Changes in Net Assets, years ended
December 31, 1998 and October 31, 1997 (commencement
of operations) to December 31, 1998                        14
Notes to Financial Statements, December 31, 1998          15-17
Financial Highlights                                        9

                                                        EXTENDED EQUITY
                                                        MARKET INDEX
                                                        ------------
Report of Independent Accountants                              42
Portfolio of Investments, December 31, 1998                   3-35
Statement of Assets and Liabilities, December 31, 1998         36
Statement of Operations, January 30, 1998
(commencement of operations) to December 31, 1998              37
Statement of Changes in Net Assets, January 30, 1998
(commencement of operations) to December 31, 1998              38
Notes to Financial Statements, December 31, 1998             39-41
Financial Highlights                                           2





                                                       TOTAL MARKET
                                                       EQUITY INDEX
                                                       ------------
Report of Independent Accountants                            38
Statement of Net Assets, December 31, 1998                  3-32
Statement of Operations, January 30, 1998
(commencement of operations) to December 31, 1998            33
Statement of Changes in Net Assets, January 30, 1998
(commencement of operations) to December 31, 1998            34
Notes to Financial Statements, December 31, 1998           35-37
Financial Highlights                                         2






 RATINGS OF CORPORATE DEBT SECURITIES
 -------------------------------------------------------------------------------

                       Moody's Investors Service, Inc.

   Aaa-Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."

   Aa-Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally know as high-grade bonds.

   A-Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.

   Baa-Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba-Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

   B-Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa-Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca-Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

   C-Bonds rated C represent the lowest-rated, and have extremely poor prospects of attaining investment standing.


                          Standard & Poor's Corporation

   AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA-Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

   A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB, B, CCC, CC, C-Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D-In default.


                                Fitch IBCA, Inc.

   AAA-High grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of a "AAA" bond is the showing of earnings several times or many times interest requirements for such stability of applicable interest that safety is beyond reasonable question whenever changes occur in conditions. Other features may enter, such as wide margin of protection through collateral, security or direct lien on specific property. Sinking funds or voluntary reduction of debt by call or purchase or often factors, while guarantee or assumption by parties other than the original debtor may influence their rating.

   AA-Of safety virtually beyond question and readily salable. Their merits are not greatly unlike those of "AAA" class but a bond so rated may be junior though of strong lien, or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured, but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   A-Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB-Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions ad circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.